UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22467

Kayne Anderson Midstream/Energy Fund, Inc.

(Exact name of registrant as specified in charter)

811 Main Street, 14th Floor, Houston, Texas	77002
(Address of principal executive offices)	(Zip code)

Jarvis V. Hollingsworth, Esq.

KA Fund Advisors, LLC, 811 Main Street, 14th Floor, Houston, Texas 77002

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 493-2020

Date of fiscal year end: November 30, 2020

Date of reporting period: May 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The report of Kayne Anderson Midstream/Energy Fund, Inc. (the “Registrant”) to stockholders for the semi-annual period ended May 31, 2020 is attached below.

Kayne Anderson

Midstream/Energy Fund, Inc.

KMF Semi-Annual Report

May 31, 2020

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson Midstream/Energy Fund, Inc. (the “Fund”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statement. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to publicly update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

All investments in securities involve risks, including the possible loss of principal. The value of an investment in the Fund could be volatile, and you could suffer losses of some or a substantial portion of the amount invested. The Fund’s concentration of investments in midstream entities and energy-related MLPs subjects it to the risks of midstream companies, MLPs and the energy sector, including the risks of declines in energy and commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, and changes in tax laws. Leverage creates risks that may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in distribution rates, which increases a stockholder’s risk of loss.

Performance data quoted in this report represent past performance and are for the stated time period only. Past performance is not a guarantee of future results. Current performance may be lower or higher than that shown based on market fluctuations from the end of the reported period.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

ADOPTION OF AN OPTIONAL DELIVERY METHOD FOR SHAREHOLDER REPORTS

Rule 30e-3 Notice

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of Kayne Anderson Midstream/Energy Fund, Inc.’s (the “Fund” or “KMF”) annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (www.kaynefunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by calling the Fund at 1-877-657-3863 or contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling the Fund at 1-877-657-3863 or contacting your financial intermediary. Your election to receive reports in paper will apply to all funds managed by KA Fund Advisors, LLC or held with your financial intermediary.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

LETTER TO STOCKHOLDERS

July 28, 2020

Dear Stockholders:

First and foremost, we hope that you and your families are safe and healthy during this challenging time. Topics covered in this quarterly update include an overview of the Strategic Update we announced yesterday, an update on market conditions, and commentary on KMF’s current leverage levels. We also encourage investors to listen to the podcast we recently posted to our website, which provides more detail on the Strategic Update.

Strategic Update

Yesterday, we announced that KMF is changing its name to “Kayne Anderson NextGen Energy & Infrastructure, Inc.” and the Fund is being repositioned as an opportunistic infrastructure fund focused on the “next generation” of companies helping to facilitate the energy transition. We believe the energy sector is in the early stages of an important transformation as countries around the globe seek to reduce carbon emissions and transition to a more sustainable mix of lower carbon and renewable energy sources. We support this transition and believe it will have a profound impact on the energy and infrastructure sectors for decades to come. Further, we are very excited about the resulting investment opportunities within KMF’s areas of focus. In particular, we believe the Fund’s natural gas focused midstream investments, as well as its renewable infrastructure and utility investments, will benefit from the energy transition.

The changes announced to KMF’s non-fundamental investment policies are designed to ensure the Fund has the ability to capitalize on the energy transition megatrend, with at least 50% of KMF’s assets invested in securities of next generation companies facilitating this energy transition. Please see page 5 of this Semi-Annual report for additional details.

Market Conditions

The COVID-19 pandemic continues to affect millions of people across the world and have a material impact on the global economy. Governments (and their central banks) have responded to this pandemic with significant fiscal and monetary stimulus programs in an effort to limit the financial and economic fallout from the virus. While we remain optimistic these efforts will eventually prove successful, it is challenging to predict when economic activity levels will begin to normalize given the continued spread of the virus within the U.S. and other major economies across the globe.

The broader equity markets have recovered over the last three months from their extreme weakness during March. As of July 24th, the S&P 500 Index is trading at 3,216, which is near an all-time high and 44% higher than its lows during March. The VIX, which is a widely followed measure of expected volatility for the S&P 500 Index, closed at 25.8 as of the same date. While this index is above its five-year average level, it is well below the highs seen during March. The Alerian U.S. Midstream Energy Index closed at 280 on July 24th, approximately 80% above its March lows.

Crude oil prices, which declined by over 50% during March and April, have steadily recovered over the last three months. Production cuts by OPEC, combined with economic curtailments and an aggressive reduction in domestic energy companies’ drilling activity, have improved the supply/demand imbalance. We expect economic activity levels to continue to slowly recover during the last five months of 2020, with global demand for crude oil increasing in lockstep with the economic recovery. That said, we are cognizant of the risks to this outlook as governments and businesses wrestle with the pace of re-opening and the potential for setbacks that might include reinstating “shelter in place” directives in certain circumstances. It is fair to say that an unprecedented level of uncertainty still exists regarding the pace and magnitude of the expected economic recovery.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

LETTER TO STOCKHOLDERS

While it is easy to be cautious about the energy sector in the current environment – and we certainly believe the industry will have its fair share of challenges over the next 12 to 24 months – energy and the infrastructure assets that facilitate its movement from the producer to the end user will continue to be an indispensable part of the global economy. Additionally, we believe current valuations for the midstream sector contemplate an overly bearish outlook. The impact of the COVID-19 pandemic will almost certainly spill over into 2021, but it will eventually prove to be a transitory event, in our opinion.

As mentioned in last quarter’s update, midstream companies have responded to the challenging conditions by reducing spending levels, bolstering liquidity and – in certain instances – reducing distribution levels. Generally speaking, we think most companies have responded prudently to these extraordinary market conditions. We continue to encourage companies to take all necessary steps to ensure they have the financial wherewithal to survive this downturn.

Over the next two weeks, most of the midstream sector will report second quarter financial results. We are very interested in learning how these companies’ operations performed during the second quarter. We are equally interested in hearing about their outlooks for the remainder of the year. We continue to believe investors will reward companies that show capital discipline and a clear path to consistently generating free cash flow.

As discussed in our Strategic Update podcast, we have begun to migrate KMF’s portfolio towards companies meaningfully participating in, or benefitting from, the energy transition. As of July 24th, approximately half of our portfolio was invested in natural gas infrastructure, green utilities, and renewable infrastructure. The Fund’s renewable infrastructure and utility holdings have performed much better than its midstream holdings on a year-to-date basis as the pandemic has had less of an impact on their operations. Additionally, these businesses are not impacted by changes in commodity prices or fluctuations in domestic production levels. We are pleased with the progress we have made over the last few months rotating KMF’s portfolio and are very excited about the Fund’s ability to capitalize on the energy transition megatrend.

Current Leverage Levels

In response to the market volatility earlier this year, the Fund proactively took steps beginning in March to reduce leverage levels. In late April, the Fund announced that it had reduced leverage by approximately $149 million, or 54%, from February levels. Management believes the actions it took minimized prepayment penalties associated with its reduction in leverage and, as a result, maximized shareholder value in conjunction with executing this plan.

Currently, leverage is 30% of the Fund’s total assets, and KMF is in compliance with all the applicable 1940 Act leverage tests as well as the covenants on its debt agreements and terms of its preferred stock. Management will continue to prudently manage the Fund’s leverage levels and respond to changing market conditions as appropriate.

Please visit our website at www.kaynefunds.com for more information about the Fund. We also encourage investors to listen to our podcasts posted within the “Insights” page on our website for our most current outlook regarding the Fund’s performance and key industry trends. We appreciate your investment in KMF and look forward to providing future updates.

KA Fund Advisors, LLC

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

PORTFOLIO SUMMARY

(UNAUDITED)

Portfolio of Long-Term Investments by Category(1)

May 31, 2020	November 30, 2019

Top 10 Holdings by Issuer

		Percent of Long Term Investments as of
Holding	Category(1)	May 31, 2020	November 30, 2019

1. Plains GP Holdings, L.P.(2)	Midstream Company	7.4%	6.5%

2. The Williams Companies, Inc.	Midstream Company	7.3	8.5

3. Targa Resources Corp.	Midstream Company	6.4	4.3

4. ONEOK, Inc.	Midstream Company	4.9	7.4

5. Brookfield Renewable Partners L.P.	Renewable Infrastructure/Utility	4.8	2.5

6. Enterprise Products Partners L.P.	Midstream MLP	4.3	5.2

7. Atlantica Sustainable Infrastructure plc	Renewable Infrastructure/Utility	4.0	1.7

8. Pembina Pipeline Corporation	Midstream Company	4.0	4.7

9. Energy Transfer LP(3)	Midstream MLP	3.5	3.9

10. MPLX LP	Midstream MLP	3.5	2.0

(1)

See Glossary of Key Terms for definitions. Midstream Company & MLP Affiliate category includes Midstream Companies engaged in marine transportation (3% as of May 31, 2020 and 9% as of November 30, 2019).

(2)

Our investment includes our holdings of Plains GP Holdings, L.P. (“PAGP”) and our interest in Plains AAP, L.P. (“PAGP-AAP”). Our ownership of PAGP-AAP is exchangeable on a one-for-one basis into either PAGP shares or Plains All American Pipeline, L.P. units at our option.

(3)	Includes our ownership of Energy Transfer LP common and preferred units.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Fund Overview

Kayne Anderson Midstream/Energy Fund, Inc. (the “Fund” or “KMF”) is a non-diversified, closed-end fund that commenced operations in November 2010. Our investment objective is to provide a high level of total return with an emphasis on making cash distributions to our stockholders. We seek to achieve that investment objective by investing at least 80% of our total assets in the securities of companies in the Midstream/Energy Sector, consisting of (a) Midstream MLPs, (b) Midstream Companies, (c) Other MLPs and (d) Other Energy Companies. We anticipate that the majority of our investments will consist of investments in Midstream MLPs and Midstream Companies. Please see the Glossary of Key Terms for a description of these investment categories and for the meaning of capitalized terms not otherwise defined herein.

As of May 31, 2020, we had total assets of $430 million, net assets applicable to our common stockholders of $293 million (net asset value of $6.20 per share), and 47.2 million shares of common stock outstanding. As of May 31, 2020, we held $368 million in equity investments and $22 million in debt investments.

Recent Events

On July 27, 2020, we announced that our Board of Directors has approved a proposal to change KMF’s name to Kayne Anderson NextGen Energy & Infrastructure, Inc. The Board of Directors also approved an amendment to our non-fundamental investment policies, as described below. Management and the Board of Directors believe these changes provide KMF additional flexibility to capitalize on key trends and developments within the energy and infrastructure sectors.

Under the revised investment policies, we plan to invest at least 80% of KMF’s assets in securities of energy companies and infrastructure companies. Further, we plan to invest a majority of our assets in securities of next generation companies facilitating the energy transition. We expect these next generation companies to be a mix of renewable infrastructure companies, utilities, and natural gas focused midstream companies.

KMF’s name change and the non-fundamental investment policy change will become effective upon 60 days’ written notice to stockholders, which is expected to be on or about September 28, 2020. Please see page 46 for notice of these changes.

On June 30, 2020, we announced that as part of a succession plan previously announced, Kevin S. McCarthy has stepped down as Chairman of the Board of Directors of KMF. Additionally, KMF has appointed Michael J. Levitt, chief executive officer of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA, as a director and James C. Baker, president and chief executive officer of KMF, as Chairman of the Board of Directors.

On June 26, 2020, we prepaid the outstanding balance of Series G of our senior unsecured notes (“Notes”) scheduled to mature in August 2020.

Results of Operations — For the Three Months Ended May 31, 2020

Investment Income.    Investment income totaled $2.2 million for the quarter and consisted primarily of net dividends and distributions and interest income on our investments. We received $7.9 million of dividends and distributions, of which $5.9 million was treated as return of capital and $0.1 million was treated as distributions in excess of cost basis. Return of capital was decreased by $0.5 million due to 2019 tax reporting information that we received in fiscal 2020. Interest income was $0.3 million.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Operating Expenses.    Operating expenses totaled $7.6 million, including $1.5 million of investment management fees, $4.3 million of interest expense, $1.5 million of preferred stock distributions and $0.4 million of other operating expenses. Interest expense for the quarter includes $2.6 million of prepayment penalties associated with the redemptions of senior unsecured notes (“Notes”). Interest expense also includes $0.3 million of non-cash write-off, and $0.1 million of non-cash amortization, of debt issuance costs. Preferred stock distributions include $0.4 million of prepayment penalties associated with the redemption of mandatory redeemable preferred shares (“MRP Shares”) and $0.2 million of non-cash write-off, and $0.1 million of non-cash amortization, of offering costs.

Net Investment Loss.    Our net investment loss totaled $5.4 million.

Net Realized Losses.    We had net realized losses of $95.7 million.

Net Change in Unrealized Losses.    We had unrealized losses of $73.2 million from investments.

Net Decrease in Net Assets Resulting from Operations.    As a result of the above, we had a decrease in net assets resulting from operations of $174.3 million.

Distributions to Common Stockholders

Net distributable income (“NDI”) is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. Our distributions have been funded generally by NDI and it is one of several items considered by our Board of Directors in setting our distribution to common stockholders. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE investments”) and (d) net premiums received from the sale of covered calls.

Operating expenses include (a) investment management fees paid to our investment adviser, (b) other expenses (mostly comprised of fees paid to other service providers), (c) accrual for estimated excise taxes (if any) and (d) interest expense and preferred stock distributions.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

Three Months Ended May 31, 2020
Distributions and Other Income from Investments
Dividends	$7.9
Interest	0.3
Net Premiums Received from Call Options Written	0.1

Total Distributions and Other Income from Investment	8.3
Expenses
Investment Management Fee	(1.5)
Other Expenses	(0.4)
Interest Expense(1)	(3.9)
Preferred Stock Distributions(2)	(1.2)

Net Distributable Income (NDI)	$1.3

Weighted Shares Outstanding	47.2

NDI per Weighted Share Outstanding	$0.028

Adjusted NDI per Weighted Share Outstanding(3)(4)	$0.083

(1)

Interest expense for the quarter includes $2.6 million of prepayment penalties associated with the redemption of Notes. Interest expense also includes $0.04 million of accelerated amortization of interest rate swap payments.

(2)	Preferred stock distributions include $0.4 million of prepayment penalties associated with the redemption of MRP Shares during the quarter.

(3)	Adjusted NDI excludes distributions received from Rattler Midstream LP and Atlantica Sustainable Infrastructure plc in early March related to the first quarter of fiscal 2020 ($0.3 million).

(4)	Adjusted NDI excludes prepayment penalties and the accelerated amortization of interest rate swap payments associated with the redemption of Notes and MRP Shares during the quarter ($2.9 million).

On June 8, 2020, KMF declared a quarterly distribution of $0.09 per common share for the second quarter. As previously announced in March, we plan to pay quarterly distributions to common stockholders in future periods (as opposed to monthly distributions), with the next distribution expected to be declared and paid in September 2020. Payment of future distributions is subject to the Board of Directors’ approval, as well as meeting the covenants of our debt agreements and terms of our preferred stock.

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

A significant portion of the cash distributions received from our investments is characterized as return of capital. For GAAP purposes, return of capital distributions are excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

•

GAAP recognizes distributions received from our investments that exceed the cost basis of our securities to be realized gains and are therefore excluded from investment income, whereas the NDI calculation includes these distributions.

•

NDI includes the value of paid-in-kind dividends and distributions whereas such amounts are not included as investment income for GAAP purposes, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

Certain of our investments in debt securities were purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity date of the debt security.

•

We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the call premium that we received, thereby generating a profit. The premium we receive from selling call options, less (i) the amount that we pay to repurchase such call option contracts and (ii) the amount by which the market price of an underlying security is above the strike price at the time a new call option is written (if any), is included in NDI. For GAAP purposes, premiums received from call option contracts sold are not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs and preferred stock offering costs related to our financings is included in interest expense and distributions on preferred stock for GAAP purposes, but is excluded from our calculation of NDI.

•

NDI also includes recurring payments (or receipts) on interest rate swap contracts or the amortization of termination payments on interest rate swap contracts entered into in anticipation of an offering of Notes and MRP Shares. The termination payments on interest rate swap contracts are amortized over the term of the Notes or MRP Shares issued. For GAAP purposes, these amounts are included in the realized gains/losses section of the Statement of Operations.

•	Under GAAP, excise taxes are accrued when probable and estimable. For NDI, we exclude excise tax that is unrelated to the current fiscal period.

•

For GAAP purposes, offering costs incurred related to the issuance of common stock reduce paid-in capital when stock is issued. Certain costs related to registration statements or shelf offerings may be written off once the registration statement or prospectus’ usefulness has expired. The non-cash amortization or write-off of these offering costs is included in operating expense for GAAP purposes, but is excluded from our calculation of NDI.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Liquidity and Capital Resources

At May 31, 2020, we had total leverage outstanding of $127 million, which represented 29% of total assets. Total leverage was comprised of $87 million of Notes and $40 million of MRP Shares. At May 31, 2020, we did not have any borrowings outstanding under our unsecured revolving credit facility (the “Credit Facility”) and we had $37 million of cash and cash equivalents. As of July 24, 2020, we did not have any borrowings outstanding under our Credit Facility and we had $4 million of cash and cash equivalents.

During the quarter, in response to the unprecedented volatility in the equity prices of midstream companies, we took steps to proactively reduce leverage in order to comply with the covenants of our leverage agreements. During March, we repaid $44 million of Notes and on April 24, 2020, as a part of a negotiated transaction with our note holders and preferred stock investors, we redeemed $70 million of Notes and $35 million of MRP Shares. In June 2020, we redeemed the remaining balance of our Series G Notes ($2 million) maturing on August 2020. In total, since February 29, 2020, we have reduced leverage by $151 million (a 55% reduction). We believe the actions taken were done in a way that minimized prepayment penalties and maximized shareholder value.

On March 17, 2020, FitchRatings downgraded the ratings on our Notes from ‘AAA’ to ‘A’ and the ratings on our MRP Shares from ‘A’ to ‘BBB’ and placed all ratings on negative watch. As a result of the ratings action on our MRP Shares, the dividend rate for each series of MRP Shares outstanding increased by 2% per annum and will continue to be in effect for so long as such series is rated ‘BBB’. There was no impact to the interest rate on our Notes.

At May 31, 2020, we had $87 million of Notes outstanding that mature between 2020 and 2025 and we had $40 million of MRP Shares outstanding that are subject to mandatory redemption between 2021 and 2024. We expect to have sufficient cash and/or borrowing capacity on our Credit Facility to refinance the remaining Notes that mature in 2020.

On April 14, 2020, we amended our Credit Facility, reducing the total commitment amount from $100 million to $75 million. The Credit Facility matures on February 8, 2021. The interest rate on borrowings under the Credit Facility may vary between LIBOR plus 1.30% and LIBOR plus 2.15%, depending on our asset coverage ratios. We pay a fee of 0.20% per annum on any unused amounts of the Credit Facility.

At May 31, 2020, our asset coverage ratios under the Investment Company Act of 1940, as amended (“1940 Act”), were 483% for debt and 331% for total leverage (debt plus preferred stock). As of July 24, 2020, our asset coverage ratios were 486% for debt and 330% for total leverage. As of July 24, 2020, we were in compliance with all covenants of our debt agreements and the terms of our preferred stock.

Our target asset coverage ratio with respect to our debt is 430%. At times we may be above or below this target depending on market conditions as well as certain other factors, including our target total leverage asset coverage ratio of 320% and the basic maintenance amount as stated in our rating agency guidelines.

As of May 31, 2020, our total leverage consisted 100% of fixed rate obligations. At such date, the weighted average interest/dividend rate on our total leverage was 4.40%.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

SCHEDULE OF INVESTMENTS

MAY 31, 2020

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 133.4%
Equity Investments(1) — 125.9%
United States — 88.9%
Midstream Company(2) — 47.5%
Antero Midstream Corporation	1,181	$5,643
EnLink Midstream Partners, LP, — Series C Preferred Units(3)	8,605	2,409
Equitrans Midstream Corporation(4)	140	1,131
Kinder Morgan, Inc.	866	13,681
KNOT Offshore Partners LP(5)	594	9,005
ONEOK, Inc.	521	19,129
Plains GP Holdings, L.P.(5)(6)	2,205	22,031
Plains GP Holdings, L.P. — Plains AAP, L.P.(5)(6)(7)(8)	690	6,889
Rattler Midstream LP(5)	401	3,373
Targa Resources Corp.	1,391	24,884
Teekay LNG Partners L.P.(5)	189	2,104
The Williams Companies, Inc.	1,400	28,608

		138,887

Midstream MLP(2)(9) — 32.3%
BP Midstream Partners LP	342	4,276
Cheniere Energy Partners, L.P.	95	3,205
DCP Midstream, LP	171	1,876
DCP Midstream, LP — Series A Preferred Units(10)	3,505	2,130
Energy Transfer LP	1,435	11,708
Energy Transfer Operating, L.P. — Series G Preferred Units(11)	2,500	2,062
Enterprise Products Partners L.P.	876	16,739
EQM Midstream Partners, LP — Convertible Preferred Units(4)(7)(12)(13)	205	9,633
Global Partners LP	393	4,009
Magellan Midstream Partners, L.P.	232	10,501
MPLX LP	721	13,692
Phillips 66 Partners LP	102	4,539
Shell Midstream Partners, L.P.	333	4,493
TC PipeLines, LP	161	5,649

		94,512

Renewable Infrastructure Company/Utility — 6.4%
NextEra Energy, Inc.	21	5,290
NextEra Energy Partners, LP	237	12,113
Sempra Energy	6	758
Xcel Energy Inc.	10	676

		18,837

Other Energy Company — 2.7%
Phillips 66(14)	102	7,959

Total United States (Cost — $389,663)		260,195

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

SCHEDULE OF INVESTMENTS

MAY 31, 2020

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Canada — 28.8%
Midstream Company(2) — 15.9%
AltaGas Ltd.	130	$1,395
Enbridge Inc.	242	7,858
Gibson Energy Inc.	106	1,637
Keyera Corp.	557	8,818
Pembina Pipeline Corporation	625	15,644
TC Energy Corporation	248	11,184

		46,536

Renewable Infrastructure Company/Utility — 11.6%
Brookfield Renewable Partners L.P.	380	18,553
Innergex Renewable Energy Inc.	553	7,600
Northland Power Inc.	297	6,872
TransAlta Renewables Inc.	100	1,041

		34,066

Other Energy Company — 1.3%
Jupiter Resources Inc.(7)(12)(15)	1,229	3,686

Total Canada (Cost — $99,700)		84,288

United Kingdom — 5.7%
Renewable Infrastructure Company/Utility — 5.7%
Atlantica Sustainable Infrastructure plc	601	15,748
SSE plc	65	999

Total United Kingdom (Cost — $13,285)		16,747

Switzerland — 0.8%
Other — 0.8%
Flughafen Zurich AG (Cost — $2,037)	17	2,336

Italy — 0.7%
Renewable Infrastructure Company/Utility — 0.7%
Enel — Società per Azioni (Cost — $2,000)	261	2,001

Spain — 0.7%
Renewable Infrastructure Company/Utility — 0.7%
Iberdrola, S.A. (Cost — $1,996)	184	1,978

Denmark — 0.3%
Renewable Infrastructure Company/Utility — 0.3%
Orsted A/S (Cost — $1,032)	9	1,031

Total Equity Investments (Cost — $509,713)		368,576

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

SCHEDULE OF INVESTMENTS

MAY 31, 2020

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	Interest Rate	Maturity Date	Principal Amount	Value
Debt Instruments — 7.5%
United States — 7.5%
Midstream Company(2) — 7.5%
Antero Midstream Corporation	5.375%	9/15/24	$2,451	$2,047
Antero Midstream Corporation(7)	5.750	3/1/27	4,299	3,385
Antero Midstream Corporation(7)	5.750	1/15/28	1,641	1,283
Blue Racer Midstream, LLC(7)	6.625	7/15/26	4,000	3,570
Buckeye Partners, L.P.	6.375	1/22/78	6,040	4,288
Crestwood Holdings LLC(7)	(16)	3/6/23	6,792	3,770
EQM Midstream Partners, LP	5.500	7/15/28	750	694
EQM Midstream Partners, LP	6.500	7/15/48	860	740
Tallgrass Energy Partners, LP/Tallgrass Energy Finance Corp.(7)	6.000	3/1/27	1,307	1,202
Tallgrass Energy Partners, LP/Tallgrass Energy Finance Corp.(7)	5.500	1/15/28	1,000	894

Total Debt Investments (Cost — $24,900)				21,873

Total Long-Term Investments (Cost — $534,613)				390,449

			No. of Shares/ Units
Short-Term Investment — Money Market Fund — 12.1%
JPMorgan 100% U.S. Treasury Securities Money Market Fund — Capital Shares, 0.14%(17) (Cost — $35,424)			35,424	35,424

Total Investments — 145.5% (Cost — $570,037)				425,873

	Strike Price	Expiration Date	No. of Contracts	Notional Amount(18)
Liabilities
Call Option Contracts Written(15)
United States
Other Energy Company
Phillips 66 (Premiums Received — $45)	$81.00	6/19/20	250	$1,957	(63)

Debt					(86,923)
Mandatory Redeemable Preferred Stock at Liquidation Value					(40,000)
Other Liabilities in Excess of Other Assets					(6,228)

Net Assets Applicable to Common Stockholders					$292,659

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Refer to the “Glossary of Key Terms” for the definitions of Midstream Companies and Midstream MLPs.

(3)

Series C Preferred Units are cumulative redeemable perpetual units. Distributions on the Series C Preferred Units are payable at a rate of 6.0% per annum through December 15, 2022. On and after December 15, 2022, the rate will be based on three-month LIBOR, determined quarterly, plus 4.11%.

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

SCHEDULE OF INVESTMENTS

MAY 31, 2020

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

(4)

On June 17, 2020, Equitrans Midstream Corporation (“ETRN”) and EQM Midstream Partners, LP (“EQM”) completed their previously announced merger under which ETRN acquired all EQM common units in a stock-for-unit merger.

(5)	This company is structured like an MLP, but is not treated as a publicly-traded partnership for regulated investment company (“RIC”) qualification purposes.

(6)	The Fund believes that it is an affiliate of Plains AAP, L.P. (“PAGP-AAP”) and Plains GP Holdings, L.P. (“PAGP”). See Note 5 — Agreements and Affiliations.

(7)

The Fund’s ability to sell this security is subject to certain legal or contractual restrictions. As of May 31, 2020, the aggregate value of restricted securities held by the Fund was $34,312 (8.0% of total assets), which included $20,993 of Level 2 securities and $13,319 of Level 3 securities. See Note 7 — Restricted Securities.

(8)

The Fund’s ownership of PAGP-AAP is exchangeable on a one-for-one basis into either PAGP shares or Plains All American Pipeline, L.P. (“PAA”) units at the Fund’s option. The Fund values its PAGP-AAP investment on an “as exchanged” basis based on the higher public market value of either PAGP or PAA. As of May 31, 2020, the Fund’s PAGP-AAP investment is valued at PAGP’s closing price. See Notes 3 and 7 in Notes to Financial Statements.

(9)

Unless otherwise noted, securities are treated as a publicly-traded partnership for RIC qualification purposes. To qualify as a RIC for tax purposes, the Fund may directly invest up to 25% of its total assets in equity and debt securities of entities treated as publicly-traded partnerships. The Fund had 22.0% of its total assets invested in publicly-traded partnerships at May 31, 2020. It is the Fund’s intention to be treated as a RIC for tax purposes.

(10)

Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units. Distributions are payable at a rate of 7.375% per annum through December 15, 2020. On and after December 15, 2022, distributions on the Series A Preferred Units will be payable at a rate equal to the three-month LIBOR plus 5.148% per annum.

(11)

Series G Fixed to Rate Reset Cumulative Redeemable Perpetual Preferred Units. Distributions are payable at a rate of 7.125% per annum through May 15, 2030. On and after May 15, 2030, distributions on the Series G Preferred Units will be payable at a rate equal to the five-year U.S. Treasury Rate, plus 5.306% per annum.

(12)	Fair valued security. See Notes 2 and 3 in Notes to Financial Statements.

(13)

On April 10, 2019, the Fund purchased, in a private placement, Series A Convertible Preferred Units (“EQM Convertible Preferred Units”) from EQM Midstream Partners, LP (“EQM”). The EQM Convertible Preferred Units are senior to the common units in terms of liquidation preference and priority of distributions and pay a quarterly distribution of $1.04 per unit (subject to an upward adjustment after five years). On June 17, 2020, ETRN and EQM completed their previously announced stock-for-unit merger. In connection with the merger, 108 of the EQM Convertible Preferred Units held by the Fund were redeemed in cash at a redemption amount of 101% and the remaining units were exchanged for newly-issued ETRN Convertible Preferred Shares. These ETRN Convertible Preferred Shares will pay quarterly cash distributions based on an annual rate of 9.75% through March 31, 2024.

(14)	Security or a portion thereof is segregated as collateral on option contracts written.

(15)	Security is non-income producing.

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

SCHEDULE OF INVESTMENTS

MAY 31, 2020

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

(16)	Floating rate first lien senior secured term loan. Security pays interest at a rate of LIBOR + 750 basis points with a 1.00% LIBOR floor (7.68% as of May 31, 2020).

(17)	The rate indicated is the yield as of May 31, 2020.

(18)

The notional amount of call option contracts written is the product of (a) the number of contracts written, (b) 100 (each contract entitles the option holder to 100 units/shares) and (c) the market price of the underlying security as of May 31, 2020.

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 2020

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

ASSETS

Investments, at fair value:

Non-affiliated (Cost — $446,870)	$361,529

Affiliated (Cost — $87,743)	28,920

Short-term investments (Cost — $35,424)	35,424

Cash	2,000

Deposits with brokers	295

Interest, dividends and distributions receivable (Cost — $1,580)	1,634

Deferred credit facility offering costs and other assets	521

Total Assets	430,323

LIABILITIES

Payable for securities purchased	8,809

Investment management fee payable	427

Accrued directors’ fees	93

Call option contracts written (Premiums received — $45)	63

Accrued expenses and other liabilities	1,798

Notes	86,923

Unamortized notes issuance costs	(231)

Mandatory redeemable preferred stock, $25.00 liquidation value per share (1,599,991 shares issued and outstanding)	40,000

Unamortized mandatory redeemable preferred stock issuance costs	(218)

Total Liabilities	137,664

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$292,659

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF

Common stock, $0.001 par value (47,197,462 shares issued and outstanding, 198,400,009 shares authorized)	$47

Paid-in capital	816,352

Total distributable earnings (loss)	(523,740)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$292,659

NET ASSET VALUE PER COMMON SHARE	$6.20

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

STATEMENT OF OPERATIONS

(amounts in 000’s)

(UNAUDITED)

	For the Three Months Ended May 31, 2020	For the Six Months Ended May 31, 2020
INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$7,274	$19,609
Affiliated investments	521	1,563
Money market mutual funds	47	123

Total dividends and distributions (after foreign taxes withheld of $191 and $492, respectively)	7,842	21,295
Return of capital	(5,884)	(14,481)
Distributions in excess of cost basis	(120)	(242)

Net dividends and distributions	1,838	6,572
Interest income	309	751

Total Investment Income	2,147	7,323

Expenses
Investment management fees	1,454	4,002
Professional fees	79	206
Directors’ fees	94	160
Administration fees	65	130
Insurance	33	70
Reports to stockholders	23	62
Custodian fees	18	39
Other expenses	46	89

Total Expenses — before interest expense and preferred distributions	1,812	4,758
Interest expense including amortization of offering costs	4,305	6,291
Distributions on mandatory redeemable preferred stock including amortization of offering costs	1,473	2,247

Total Expenses	7,590	13,296

Net Investment Loss	(5,443)	(5,973)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	(95,472)	(111,809)
Foreign currency transactions	(314)	(352)
Options	128	152

Net Realized Loss	(95,658)	(112,009)

Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	(63,269)	(89,440)
Investments — affiliated	(9,894)	(19,672)
Foreign currency translations	10	4
Options	(94)	(49)

Net Change in Unrealized Losses	(73,247)	(109,157)

Net Realized and Unrealized Losses	(168,905)	(221,166)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$(174,348)	$(227,139)

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

	For the Six Months Ended May 31, 2020 (Unaudited)		For the Fiscal Year Ended November 30, 2019
OPERATIONS
Net investment loss(1)	$(5,973)		$(4,606)
Net realized gains (losses)	(112,009)		9,078
Net change in unrealized losses	(109,157)		(20,784)

Net Decrease in Net Assets Resulting from Operations	(227,139)		(16,312)

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)
Dividends	(14,159	)(2)	—
Distributions — return of capital	—	(2)	(44,335)

Dividends and Distributions to Common Stockholders	(14,159)		(44,335)

CAPITAL STOCK TRANSACTIONS
Common stock purchased under the share repurchase program (1,681,037 shares)	—		(19,999)

Total Decrease in Net Assets Applicable to Common Stockholders	(241,298)		(80,646)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of period	533,957		614,603

End of period	$292,659		$533,957

(1)

Distributions on the Fund’s mandatory redeemable preferred stock (“MRP Shares”) are treated as an operating expense under GAAP and are included in the calculation of net investment loss. See Note 2 — Significant Accounting Policies.

(2)

Distributions paid to common stockholders for the six months ended May 31, 2020 are characterized as dividend income (a portion of which may be eligible to be treated as qualified dividend income) until after the end of the fiscal year when the Fund can determine its earnings and profits for the full fiscal year, which include gains and losses on the sale of securities for the remainder of the fiscal year. The final tax character may differ substantially from this preliminary information.

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED MAY 31, 2020

(amounts in 000’s)

(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES

Net decrease in net assets resulting from operations	$(227,139)

Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:

Return of capital distributions	14,481

Distributions in excess of cost basis	242

Net realized losses (excluding foreign currency transactions)	111,657

Net change in unrealized losses (excluding foreign currency translations)	109,161

Accretion of bond discounts, net	(111)

Purchase of long-term investments	(121,752)

Proceeds from sale of long-term investments	269,852

Purchase of short-term investments, net	(1,194)

Increase in deposits with brokers	(14)

Decrease in interest, dividends and distributions receivable	437

Amortization of deferred debt offering costs	609

Amortization of mandatory redeemable preferred stock offering costs	342

Decrease in other assets	17

Increase in payable for securities purchased	8,809

Decrease in investment management fee payable	(413)

Decrease in premiums received on call option contracts written	(80)

Increase in accrued directors’ fees	27

Decrease in accrued expenses and other liabilities	(1,325)

Net Cash Provided by Operating Activities	163,606

CASH FLOWS FROM FINANCING ACTIVITIES

Redemption of notes	(114,000)

Redemption of mandatory redeemable preferred stock	(35,000)

Costs associated with mandatory redeemable preferred stock	(57)

Costs associated with notes	(110)

Costs associated with renewal of credit facility	(435)

Cash distributions paid to common stockholders	(14,159)

Net Cash Used in Financing Activities	(163,761)

NET CHANGE IN CASH	(155)

CASH — BEGINNING OF PERIOD	2,155

CASH — END OF PERIOD	$2,000

Supplemental disclosure of cash flow information:

During the six months ended May 31, 2020, interest paid related to debt obligations was $6,814.

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Six Months Ended May 31, 2020 (Unaudited)		For the Fiscal Year Ended November 30,
			2019	2018		2017

Per Share of Common Stock(1)
Net asset value, beginning of period	$11.31		$12.57	$14.15		$17.41
Net investment income (loss)(2)	(0.13)		(0.10)	(0.18)		0.14
Net realized and unrealized gains (losses)	(4.68)		(0.29)	(0.19)		(2.10)

Total income (loss) from operations	(4.81)		(0.39)	(0.37)		(1.96)

Common dividends — dividend income(3)	(0.30)		—	(0.10)		(0.03)
Common distributions — long-term capital gains(3)	—		—	—		—
Common distributions — return of capital(3)	—		(0.93)	(1.10)		(1.27)

Total dividends and distributions — common	(0.30)		(0.93)	(1.20)		(1.30)

Offering expenses associated with the issuance of common stock	—		—	(0.01	)(5)	—
Effect of shares issued in reinvestment of distributions	—		—	—		—
Effect of issuance of common stock	—		—	—		—
Effect of common stock repurchased	—		0.06	—		—

Net asset value, end of period	$6.20		$11.31	$12.57		$14.15

Market value per share of common stock, end of period	$4.99		$9.65	$10.96		$12.88

Total investment return based on common stock market value(6)	(46.2	)%(7)	(4.2)%	(6.7)%		(8.7)%
Total investment return based on net asset value(8)	(43.0	)%(7)	(2.1)%	(2.6)%		(11.7)%
Supplemental Data and Ratios(9)
Net assets applicable to common stockholders, end of period	$292,659		$533,957	$614,603		$311,843
Ratio of expenses to average net assets
Management fees(10)	1.9%		1.8%	1.8%		1.7%
Other expenses	0.4		0.3	0.4		0.4

Subtotal	2.3		2.1	2.2		2.1
Interest expense and distributions on mandatory redeemable preferred stock(2)	3.3	(11)	1.9	1.8		1.7
Management fee waiver	—		—	—		—
Excise taxes	—		—	—		—

Total expenses	5.6%		4.0%	4.0%		3.8%

Ratio of net investment income (loss) to average net assets(2)	(2.1	)%(11)	(0.8)%	(1.1)%		0.9%
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	(55.3	)%(7)	(2.7)%	(16.1)%		(11.9)%
Portfolio turnover rate	20.6	%(7)	30.0%	21.9%		25.5%
Average net assets	$410,455		$604,030	$420,605		$360,869
Notes outstanding, end of period(12)	$86,923		$200,923	$200,923		$91,000
Credit facility outstanding, end of period(12)	$—		$—	$24,000		$—
Term loan outstanding, end of period(12)	$—		$—	$—		$—
Mandatory redeemable preferred stock, end of period(12)	$40,000		$75,000	$75,000		$35,000
Average shares of common stock outstanding	47,197,462		47,903,748	30,639,065		22,034,170
Asset coverage of total debt(13)	482.7%		403.1%	406.6%		481.1%
Asset coverage of total leverage (debt and preferred stock)(14)	330.6%		293.5%	304.9%		347.5%
Average amount of borrowings per share of common stock during the period(1)	$3.54		$4.25	$4.39		$5.16

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2016	2015		2014	2013

Per Share of Common Stock(1)
Net asset value, beginning of period	$17.56	$39.51		$35.75	$29.01
Net investment income (loss)(2)	(0.07)	0.30		(0.01)	(0.06)
Net realized and unrealized gains (losses)	1.43	(18.42)		5.61	8.61

Total income (loss) from operations	1.36	(18.12)		5.60	8.55

Common dividends — dividend income(3)	(1.50)	(1.68)		(1.57)	(1.15)
Common distributions — long-term capital gains(3)	—	(2.14)		(0.34)	(0.66)
Common distributions — return of capital(3)	—	—		—	—

Total dividends and distributions — common	(1.50)	(3.82	)(4)	(1.91)	(1.81)

Offering expenses associated with the issuance of common stock	—	—		—	—
Effect of shares issued in reinvestment of distributions	(0.01)	(0.01)		(0.02)	—
Effect of issuance of common stock	—	—		—	—
Effect of common stock repurchased	—	—		0.09	—

Net asset value, end of period	$17.41	$17.56		$39.51	$35.75

Market value per share of common stock, end of period	$15.33	$15.46		$35.82	$32.71

Total investment return based on common stock market value(6)	12.7%	(50.2)%		15.3%	23.5%
Total investment return based on net asset value(8)	12.7%	(48.7)%		16.4%	30.5%
Supplemental Data and Ratios(9)
Net assets applicable to common stockholders, end of period	$383,557	$380,478		$854,257	$788,057
Ratio of expenses to average net assets
Management fees(10)	1.8%	1.9%		1.7%	1.8%
Other expenses	0.5	0.2		0.2	0.2

Subtotal	2.3	2.1		1.9	2.0
Interest expense and distributions on mandatory redeemable preferred stock(2)	3.8	2.5		1.7	1.8
Management fee waiver	—	—		—	—
Excise taxes	—	0.4		—	0.1

Total expenses	6.1%	5.0%		3.6%	3.9%

Ratio of net investment income (loss) to average net assets(2)	(0.5)%	1.0%		(0.0)%	(0.2)%
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	10.3%	(58.3)%		14.0%	25.9%
Portfolio turnover rate	48.2%	45.3%		45.3%	49.1%
Average net assets	$314,015	$672,534		$887,585	$726,248
Notes outstanding, end of period(12)	$91,000	$185,000		$235,000	$205,000
Credit facility outstanding, end of period(12)	$—	$—		$—	$50,000
Term loan outstanding, end of period(12)	$27,000	$—		$46,000	$—
Mandatory redeemable preferred stock, end of period(12)	$35,000	$70,000		$105,000	$65,000
Average shares of common stock outstanding	21,975,582	21,657,943		21,897,671	21,969,288
Asset coverage of total debt(13)	454.7%	343.5%		441.4%	434.5%
Asset coverage of total leverage (debt and preferred stock)(14)	350.7%	249.2%		321.3%	346.3%
Average amount of borrowings per share of common stock during the period(1)	$4.86	$11.16		$12.84	$10.51

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,		For the Period November 24, 2010(15) through November 30, 2010
	2012	2011

Per Share of Common Stock(1)
Net asset value, beginning of period	$25.94	$23.80	$23.83	(16)
Net investment income (loss)(2)	0.17	0.29	(0.02)
Net realized and unrealized gains (losses)	4.64	3.12	(0.01)

Total income (loss) from operations	4.81	3.41	(0.03)

Common dividends — dividend income(3)	(1.30)	(1.20)	—
Common distributions — long-term capital gains(3)	(0.41)	—	—
Common distributions — return of capital(3)	—	—	—

Total dividends and distributions — common	(1.71)	(1.20)	—

Offering expenses associated with the issuance of common stock	—	—	—
Effect of shares issued in reinvestment of distributions	(0.03)	(0.04)	—
Effect of issuance of common stock	—	(0.03)	—
Effect of common stock repurchased	—	—	—

Net asset value, end of period	$29.01	$25.94	$23.80

Market value per share of common stock, end of period	$28.04	$22.46	$25.00

Total investment return based on common stock market value(6)	33.3%	(5.5)%	0.0	%(7)
Total investment return based on net asset value(8)	19.4%	14.7%	(0.1	)%(7)
Supplemental Data and Ratios(9)
Net assets applicable to common stockholders, end of period	$635,226	$562,044	$452,283
Ratio of expenses to average net assets
Management fees(10)	1.7%	1.6%	1.3%
Other expenses	0.3	0.3	0.3	(17)

Subtotal	2.0	1.9	1.6
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.8	1.3	—
Management fee waiver	—	(0.3)	(0.3)
Excise taxes	—	—	—

Total expenses	3.8%	2.9%	1.3%

Ratio of net investment income (loss) to average net assets(2)	0.6%	1.1%	(1.3	)%(17)
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	16.8%	13.4%	(0.1	)%(7)
Portfolio turnover rate	67.6%	74.1%	0.0	%(7)
Average net assets	$620,902	$537,044	$452,775
Notes outstanding, end of period(12)	$165,000	$115,000	$—
Credit facility outstanding, end of period(12)	$48,000	$45,000	$—
Term loan outstanding, end of period(12)	$—	$—	$—
Mandatory redeemable preferred stock, end of period(12)	$65,000	$35,000	$—
Average shares of common stock outstanding	21,794,596	21,273,512	19,004,000
Asset coverage of total debt(13)	428.7%	473.2%	—
Asset coverage of total leverage (debt and preferred stock)(14)	328.5%	388.2%	—
Average amount of borrowings per share of common stock during the period(1)	$8.85	$6.50	—

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Based on average shares of common stock outstanding.

(2)	Distributions on the Fund’s MRP Shares are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(3)

The actual characterization of the distributions made during the six months ended May 31, 2020 will not be determinable until after the end of the fiscal year when the Fund can determine its actual earnings and profits for the full fiscal year (which include gains and losses on the sale of securities for the remainder of the fiscal year) and may differ substantially from this preliminary information. The information presented for each of the other periods is a characterization of the total distributions paid to the common stockholders as either dividend income (a portion of which was eligible to be treated as qualified dividend income) or distributions (long-term capital gains or return of capital) and is based on the Fund’s earnings and profits.

(4)	Includes special distribution of $1.80 per share paid in July 2015.

(5)	Represents offering costs incurred in connection with the merger of Kayne Anderson Energy Total Return Fund, Inc.

(6)

Total investment return based on market value is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(7)	Not annualized.

(8)

Total investment return based on net asset value is calculated assuming a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(9)	Unless otherwise noted, ratios are annualized.

(10)	Ratio reflects total management fee before waiver, if any.

(11)	For the purpose of annualizing these ratios, make whole premiums and the write-off of issuance costs related to the redemption of our Notes and MRP Shares have not been annualized.

(12)	Principal/liquidation value.

(13)

Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value) or any other senior securities representing indebtedness and MRP Shares (liquidation value) divided by the aggregate amount of Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it incur additional indebtedness if at the time of such declaration or incurrence its asset coverage with respect to senior securities representing indebtedness would be less than 300%.

(14)

Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value), any other senior securities representing indebtedness and MRP Shares divided by the aggregate amount of Notes, any other senior securities representing indebtedness and MRP Shares (liquidation value). Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Fund, under the terms of its MRP Shares, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%.

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(15)	Commencement of operations.

(16)	Initial public offering price of $25.00 per share less underwriting discounts of $1.125 per share and offering costs of $0.05 per share.

(17)

For purposes of annualizing other expenses of the Fund, professional fees and reports to stockholders are fees associated with the annual audit and annual report and therefore have not been annualized.

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

1.	Organization

Kayne Anderson Midstream/Energy Fund, Inc. (the “Fund” or “KMF”) was organized as a Maryland corporation on August 26, 2010 and commenced operations on November 24, 2010. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end investment management company. The Fund’s investment objective is to provide a high level of return with an emphasis on making cash distributions to its stockholders. The Fund seeks to achieve that investment objective by investing at least 80% of its total assets in the securities of companies in the Midstream/Energy Sector, consisting of (a) Midstream MLPs, (b) Midstream Companies, (c) Other MLPs and (d) Other Energy Companies. The Fund’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KMF.”

On August 6, 2018, KMF completed its merger with Kayne Anderson Energy Total Return Fund, Inc. (“KYE”). Pursuant to the terms of the merger agreement approved by stockholders of KYE, KMF acquired all of the net assets of KYE in exchange for an equal net asset value of newly issued KMF common stock. The merger qualified as a tax-free reorganization under Section 368(a) of the Internal Revenue Code.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies that the Fund uses to prepare its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 — “Financial Services — Investment Companies.”

A. Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value — The Fund determines its net asset value on a daily basis and reports its net asset value on its website. Net asset value is computed by dividing the value of the Fund’s assets (including accrued interest and distributions), less all of its liabilities (including accrued expenses, distributions payable and any indebtedness) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

valued by using the bid price provided by an independent pricing service or, if such prices are not available or in the judgment of KA Fund Advisors, LLC (“KAFA”) such prices are stale or do not represent fair value, by an independent broker. For debt securities that are considered bank loans, the fair market value is determined by using the bid price provided by the agent or syndicate bank or principal market maker. When price quotes for securities are not available, or such prices are stale or do not represent fair value in the judgment of KAFA, fair market value will be determined using the Fund’s valuation process for securities that are privately issued or otherwise restricted as to resale.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Fund may hold securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any security for which (a) reliable market quotations are not available in the judgment of KAFA, or (b) the independent pricing service or independent broker does not provide prices or provides a price that in the judgment of KAFA is stale or does not represent fair value, each shall be valued in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•

Investment Team Valuation.    The applicable investments are valued by senior professionals of KAFA who are responsible for the portfolio investments. The investments will be valued monthly, with new investments valued at the time such investment was made.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations and supporting documentation are submitted to the Valuation Committee (a committee of the Fund’s Board of Directors) and the Board of Directors on a quarterly basis.

•

Valuation Committee.    The Valuation Committee meets to consider the valuations submitted by KAFA at the end of each quarter. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•

Valuation Firm.    Quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities, unless the aggregate fair value of such security is less than 0.1% of total assets.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

As of May 31, 2020, the Fund held 4.5% of its net assets applicable to common stockholders (3.1% of total assets) in securities that were fair valued pursuant to the procedures adopted by the Board of Directors (Level 3 securities). The aggregate fair value of these securities at May 31, 2020 was $13,319. See Note 3 — Fair Value and Note 7 — Restricted Securities.

E. Derivative Financial Instruments — The Fund may utilize derivative financial instruments in its operations.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Interest rate swap contracts. The Fund may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Fund’s leverage. Such interest rate swaps would principally be used to protect the Fund against higher costs on its leverage resulting from increases in interest rates. The Fund does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Fund may use for hedging purposes may expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Fund. In addition, if the counterparty to an interest rate swap defaults, the Fund would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Fund generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 — Derivative Financial Instruments.

Option contracts. The Fund is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Fund may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Fund would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchased call option. The Fund may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Fund.

The Fund may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Fund writes a call option on a security, the Fund has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Fund will only write call options on securities that the Fund holds in its portfolio (i.e., covered calls).

When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. If the Fund repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

F. Security Transactions — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are calculated using the specific identification cost basis method for GAAP purposes. For tax purposes, the Fund utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

G. Return of Capital Estimates — Dividends and distributions received from the Fund’s investments in MLPs and Midstream Companies generally are comprised of income and return of capital. Payments made by MLPs (and other entities treated as partnerships for federal income tax purposes) are categorized as “distributions” and payments made by corporations are categorized as “dividends.” At the time such dividends and distributions are received, the Fund estimates the amount of such payments that is considered investment income and the amount that is considered a return of capital. The Fund estimates the return of capital portion of distributions received from its MLP investments based on historical information available from the investments. The Fund estimates the return of capital portion of dividends received from Midstream Companies based on information provided by each investment. Return of capital estimates are adjusted to actual in the subsequent fiscal year when final tax reporting information related to the Fund’s investments is received.

The return of capital portion of the distributions is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and net change in unrealized gains (losses). If the distributions received by the Fund exceed its cost basis (i.e. its cost basis has been reduced to zero), the distributions are treated as realized gains.

The Fund includes all distributions received on its Statement of Operations and reduces its investment income by (i) the estimated return of capital and (ii) the distributions in excess of cost basis, if any. The distributions that were in excess of cost basis were treated as realized gains.

In accordance with GAAP, the return of capital cost basis reductions for the Fund’s MLP investments are limited to the total amount of the cash distributions received from such investments. For income tax purposes, the cost basis reductions for the Fund’s MLP investments typically exceed cash distributions received from such investments due to allocated losses from these investments.

The following table sets forth the Fund’s estimated return of capital portion of the dividends and distributions received from its investments.

	For the Three Months Ended May 31, 2020	For the Six Months Ended May 31, 2020

Dividends and distributions (before foreign taxes withheld of $191 and $492, respectively, and excluding distributions in excess of cost basis)	$7,912	$21,544

Dividends and distributions — % return of capital	74%	67%

Return of capital — attributable to net realized gains (losses)	$4,053	$4,870

Return of capital — attributable to net change in unrealized gains (losses)	1,831	9,611

Total return of capital	$5,884	$14,481

For the six months ended May 31, 2020, the Fund estimated the return of capital portion of dividends and distributions received to be $14,988 (70%). During the second quarter of fiscal 2020, the Fund decreased its return of capital estimate for the year by $507 due to 2019 tax reporting information received by the Fund in fiscal 2020. As a result, the return of capital percentage for the six months ended May 31, 2020 was 67%. In addition, for the six months ended May 31, 2020, the Fund estimated the cash distributions received that were in excess of cost basis to be $242.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

H. Investment Income — The Fund records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with payment in-kind interest, the Fund will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established.

Many of the debt securities that the Fund holds were purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments can be found in the Fund’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security, which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Fund discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Fund may receive paid-in-kind and non-cash dividends and distributions in the form of additional units or shares from its investments. For paid-in-kind dividends, the additional units are not reflected in investment income during the period received, but are recorded as unrealized gains upon receipt. Non-cash distributions are reflected in investment income because the Fund has the option to receive its distribution in cash or in additional shares or units of the security. During the six months ended May 31, 2020, the Fund did not receive any paid-in-kind dividends or non-cash distributions.

I. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to holders of MRP Shares are accrued on a daily basis. As required by the Distinguishing Liabilities from Equity topic of the FASB Accounting Standards Codification (ASC 480), the Fund includes the accrued distributions on its MRP Shares as an operating expense due to the fixed term of this obligation. For tax purposes the payments made to the holders of the Fund’s MRP Shares are treated as dividends or distributions.

The characterization of the distributions paid to holders of MRP Shares and common stock as either dividend income (eligible to be treated as qualified dividend income) or distributions (long-term capital gains or return of capital) is determined after the end of the fiscal year based on the Fund’s actual earnings and profits and, therefore, the characterization may differ from preliminary estimates.

J. Partnership Accounting Policy — The Fund records its pro-rata share of the income (loss) to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

K. Taxes — It is the Fund’s intention to continue to be treated as and to qualify each year for special tax treatment afforded a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As long as the Fund meets certain requirements that govern its sources of income, diversification of assets and timely distribution of earnings to stockholders, the Fund will not be subject to U.S. federal income tax.

The Fund must pay distributions equal to 90% of its investment company taxable income (ordinary income and short-term capital gains) to qualify as a RIC and it must distribute all of its taxable income (ordinary income, short-term capital gains and long-term capital gains) to avoid federal income taxes. The Fund will be subject to federal income tax on any undistributed portion of income. For purposes of the distribution test, the Fund may elect to treat as paid on the last day of its taxable year all or part of

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

any distributions that are declared after the end of its taxable year if such distributions are declared before the due date of its tax return, including any extensions (August 15th). See Note 6 — Taxes.

All RICs are subject to a non-deductible 4% excise tax on income that is not distributed on a timely basis in accordance with the calendar year distribution requirements. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of its net capital gains for the one-year period ending on November 30, the last day of our taxable year, and (iii) undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December, payable to stockholders of record on a date during such months and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received by stockholders on December 31 of the year the distributions are declared, rather than when the distributions are actually received.

The Fund will be liable for the excise tax on the amount by which it does not meet the distribution requirement and will accrue an excise tax liability at the time that the liability is estimable and probable.

The Fund may be subject to withholding taxes on foreign-sourced income and accrues such taxes when the related income is earned.

The Accounting for Uncertainty in Income Taxes Topic of the FASB Accounting Standards Codification (ASC 740) defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50% likely to be realized.

The Fund utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. Tax years subsequent to fiscal year 2015 remain open and subject to examination by federal and state tax authorities.

L. Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity and debt securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of such amounts on the payment date.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Fund’s books from the value of the assets and liabilities (other than investments) on the valuation date.

M. Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

N. Offering and Debt Issuance Costs — Offering costs incurred by the Fund related to the issuance of its common stock reduce additional paid-in-capital when the stock is issued. Costs incurred by the Fund related to the issuance of its debt (revolving credit facility, term loan or notes) or its preferred stock are capitalized and amortized over the period the debt or preferred stock is outstanding.

For the purpose of calculating the Fund’s asset coverage ratios pursuant to the 1940 Act, deferred issuance costs are not deducted from the carrying value of Notes and MRP Shares.

3.	Fair Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (ASC 820) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Fund has performed an analysis of all assets and liabilities measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Fund obtains from independent, third-party sources. Unobservable inputs are developed by the Fund based on its own assumptions of how market participants would value an asset or a liability.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Fund has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The following table presents the Fund’s assets and liabilities measured at fair value on a recurring basis at May 31, 2020, and the Fund presents these assets and liabilities by security type and description on its Schedule of Investments. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)		Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$368,576	$348,368	$6,889	(1)	$13,319
Debt investments	21,873	—	21,873		—
Short-term investments	35,424	35,424	—		—

Total assets at fair value	$425,873	$383,792	$28,762		$13,319

Liabilities at Fair Value
Call option contracts written	$63	$—	$63		$—

(1)

The Fund’s investment in Plains AAP, L.P. (“PAGP-AAP”) is exchangeable on a one-for-one basis into either Plains GP Holdings, L.P. (“PAGP”) shares or Plains All American Pipeline, L.P. (“PAA”) units at the Fund’s option. The Fund values its PAGP-AAP investment on an “as exchanged” basis based on the higher public market value of either PAGP or PAA. As of May 31, 2020, the Fund’s PAGP-AAP investment is valued at PAGP’s closing price. The Fund categorizes its investment as a Level 2 security for fair value reporting purposes.

As of May 31, 2020, the Fund had Notes outstanding with aggregate principal amount of $86,923 and 1,599,991 shares of MRP Shares outstanding with a total liquidation value of $40,000. The Notes and MRP Shares were issued in private placements to institutional investors and are not listed on any exchange or automated quotation system. See Note 11 — Notes and Note 12 — Preferred Stock. As a result, the Fund categorizes the Notes and MRP Shares as Level 3 securities and determines the fair value of these instruments based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure.

The Fund records the Notes and MRP Shares on its Statement of Assets and Liabilities at principal amount or liquidation value. As of May 31, 2020, the estimated fair values of these leverage instruments are as follows.

Security	Principal Amount/ Liquidation Value	Fair Value
Notes	$86,923	$92,400
MRP Shares	$40,000	$42,200

The following tables present the Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three and six months ended May 31, 2020.

Three Months Ended May 31, 2020	Equity
Balance — February 29, 2020	$11,938
Purchases	—
Sales	—
Realized gains (losses)	—
Unrealized gains (losses), net	1,381

Balance — May 31, 2020	$13,319

Net change in unrealized gain (loss) of investments still held at May 31, 2020	$1,381

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Six Months Ended May 31, 2020	Equity Investments
Balance — November 30, 2019	$12,766
Purchases	—
Sales	—
Transfers out to Level 1 and 2	—
Realized gains (losses)	—
Change in unrealized gains (losses), net	553

Balance — May 31, 2020	$13,319

Net change in unrealized gain (loss) of investments still held at May 31, 2020	$553

For the three and six months ended May 31, 2020, there were no transfers between Level 1 and Level 2.

The $1,381 and $553 increase in unrealized gains (net) for the three and six months ended May 31, 2020, respectively, relates to investments that were held during the period. The Fund includes these unrealized gains and losses on the Statement of Operations — Net Change in Unrealized Gains (Losses).

Valuation Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Fund values its private investments in public equity (“PIPE”) investments that are convertible into or otherwise will become publicly-tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. This discount is initially equal to the discount negotiated at the time the Fund agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

The Fund owns convertible preferred units of EQM Midstream Partners, LP (“EQM”). The convertible preferred units will be convertible on a one-for-one basis into common units at our option and are senior to the underlying common units in terms of liquidation preference and priority of distributions. The Fund’s Board of Directors has determined that it is appropriate to value these convertible preferred units using a convertible pricing model. This model takes into account the attributes of the convertible preferred units, including the preferred dividend, conversion ratio and call features, to determine the estimated value of such units. In using this model, the Fund estimates (i) the credit spread for the convertible preferred units, which is based on the credit spread of the partnership’s unsecured notes, and (ii) the expected volatility for the underlying common units, which is based on historical volatility. For this security, if the resulting price for the convertible preferred units is less than the public market price for the underlying common units at such time, the public market price for the common units will be used to value the convertible preferred units.

For the EQM convertible preferred units, contemporaneous with the February 27, 2020 announcement of the stock-for-unit merger agreement whereby ETRN will acquire all EQM common units, the Fund began to use a probability-weighted valuation analysis based on the value that the Fund would receive if the transaction closes and the value of our existing EQM convertible preferred if the transaction does not close. The Fund uses the same credit spread and volatility assumptions in both scenarios. Further, as of May 31, 2020, the Fund assumed a 95% probability of the transaction closing and a 5% probability of the transaction not closing to derive its valuation.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Fund made an initial investment in Jupiter Resources Inc. (“Jupiter”) senior unsecured notes in September of 2014. On December 19, 2018, the Fund received 1,261,366 common shares of Jupiter in exchange for the senior unsecured notes owned by the Fund as part of a recapitalization transaction (shares issued at a price of $4.25 per share). The common shares are not publicly traded.

The Fund’s investment in Jupiter is valued using a combination of the following valuation techniques: (i) an analysis of valuations for publicly traded companies in a similar line of business (“public company analysis”) and (ii) an analysis of the net asset value of the company (“NAV analysis”). In addition to these valuation techniques, the Fund considers any trading activity in Jupiter’s equity when determining its valuation for its investment.

The public company analysis uses valuation ratios (commonly referred to as trading multiples) for comparable public companies (Canadian gas-weighted oil & gas producers) to inform appropriate trading multiples for Jupiter. The Fund’s analysis focuses on the ratio of enterprise value (“EV”) to earnings before interest expense, income tax expense, depreciation and amortization (“EBITDA”) which is referred to as an EV/EBITDA multiple. For this analysis, the Fund utilizes projections provided by external sources as well as internally developed estimates reflecting the current forward commodity price outlook, commentary from the company and relevant financial guidance. The analysis focuses on EBITDA projections for the current calendar year as well as future periods. Based on this data, the Fund selects a range of multiples given the trading multiples of similar publicly traded companies and applies such multiples to Jupiter’s EBITDA to estimate Jupiter’s enterprise value and equity value. When calculating these values, the Fund applies a discount to Jupiter’s estimated equity value for the lack of marketability in the company’s securities.

The NAV analysis is derived using projected cash flows for the company’s proved developed producing (“PDP”) reserves as well as its proved undeveloped reserves and undeveloped acreage. These cash flows are discounted back to present value to determine the value of the company’s assets (including cash-on-hand and the value of any commodity price hedges). For this analysis, the projections are based on internally developed projections. Further, the cash flows attributable to the company’s PDP reserves are discounted at a 15% rate and the cash flows attributable to undeveloped reserves/acreage (net of associated capital expenditures) are discounted at a 25% rate. This value is then reduced by the company’s debt and other liabilities to determine Jupiter’s equity value, or net asset value. When calculating these values, the Fund applies a discount of 25% based on the trading prices of public peers relative to their estimated net asset values.

Under these valuation techniques, the Fund estimates the operating results of Jupiter (including EBITDA). These estimates utilize unobservable inputs such as historical operating results, which may be unaudited, and projected operating results, which will be based on operating assumptions for the company. These estimates will be sensitive to changes in assumptions specific to Jupiter as well as general assumptions for the industry. Other unobservable inputs utilized in the valuation techniques outlined above include: selection of publicly-traded companies, selected ranges for valuation multiples and selection of discount rates.

Changes in EBITDA multiples, or discount rates, each in isolation, may change the fair value of the Fund’s investment. Generally, a decrease in EBITDA multiples, or an increase in discount rates will result in a decrease in the fair value of the Fund’s investment.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of the Fund’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The following table summarizes the significant unobservable inputs that the Fund used to value its portfolio investments categorized as Level 3 as of May 31, 2020:

Quantitative Table for Valuation Techniques

				Range
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High	Average
EQM	$9,633	- Convertible pricing model	- Credit spread	9.0%	9.5%	9.3%
Convertible Preferred Units			- Volatility	40.0%	50.0%	45.0%

Jupiter Resources Inc. Common Shares	3,686	- Public company analysis	- Selected valuation multiples: EV / 2020E EBITDA	6.5x	7.0x	6.8x
			EV / 2021E EBITDA	3.8x	4.3x	4.0x
			- Discount for marketability	25.0%	35.0%	30.0%
		- NAV analysis	- Discount rate	15.0%	25.0%	20.0%
			- Price to NAV discount	25.0%	35.0%	30.0%

Total	$13,319

4.	Risk Considerations

The Fund’s investments are concentrated in the Midstream/Energy Sector. A downturn in one or more industries within the Midstream/Energy Sector, material declines in energy-related commodity prices, adverse political, legislative or regulatory developments or environmental, catastrophic or other events could have a larger impact on the Fund than on an investment company that does not concentrate in the Midstream/Energy Sector. The performance of companies in the Midstream/Energy Sector may lag the performance of other sectors or the broader market as a whole. Additionally, to the extent that the Fund invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Fund may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. At May 31, 2020, the Fund had the following investment concentrations:

Category	Percent of Long-Term Investments
Securities of Energy Companies(1)	99.4%
Equity securities	94.4%
Debt securities	5.6%
Securities of MLPs(1)	24.2%
Largest single issuer	7.4%
Restricted securities	8.8%

(1)	Refer to the “Glossary of Key Terms” for the definitions of Energy Companies and MLPs.

The stock market has been subject to significant volatility recently, which has increased the risks associated with an investment in the Fund. In particular the financial markets have recently been impacted by the outbreak of an infectious respiratory illness known as COVID-19. This coronavirus has resulted in international border closings, enhanced health screenings, expanded healthcare services and expenses, quarantines and other restrictions on business and personal activities, cancellations, disruptions to supply chains and consumer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Of particular relevance to an investment in the Fund, recent market volatility in the energy markets, including decreases in demand for (and prices of) energy-related commodities as a result of the impact of COVID-19 on global economic activity, has significantly affected the performance of the energy sector, as well as the performance of the midstream companies in which the Fund invests. In addition, volatility in the energy markets may affect the ability of midstream companies to finance capital expenditures, manage liquidity needs, refinance debt maturities and to maintain distributions to investors due to a lack of access to capital. The future impact of COVID-19 is currently unknown and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect the Fund’s performance and the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund.

5.	Agreements and Affiliations

A. Administration Agreement — On August 1, 2018, in connection with its merger with KYE, the Fund entered into an amended administration and accounting agreement with Ultimus Fund Solutions, LLC (“Ultimus”). Pursuant to the agreement, Ultimus will continue to provide certain administrative and accounting services for the Fund. The agreement has an initial term of three years and automatic one-year renewals unless earlier terminated by either party as provided under the terms of the agreement.

B. Investment Management Agreement — The Fund has entered into an investment management agreement with KA Fund Advisors, LLC (“KAFA”) under which KAFA, subject to the overall supervision of the Fund’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Fund. The investment management agreement has a term through March 31, 2021 and may be renewed annually thereafter upon approval of the Fund’s Board of Directors (including a majority of the Fund’s directors who are not “interested persons” of the Fund, as such term is defined in the 1940 Act). For providing these services, KAFA receives an investment management fee from the Fund. For the six months ended May 31, 2020, the Fund paid management fees at an annual rate of 1.25% of the average monthly total assets of the Fund.

For purposes of calculating the management fee, the “average total assets” for each monthly period are determined by averaging the total assets at the last business day of that month with the total assets at the last business day of the prior month. The total assets of the Fund shall be equal to its average monthly gross asset value (which includes assets attributable to the Fund’s use of debt and preferred stock), minus the sum of the Fund’s accrued and unpaid dividends and distributions on any outstanding common stock and accrued and unpaid dividends and distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Fund). Liabilities associated with borrowing or leverage include the principal amount of any debt issued by the Fund, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Fund.

D. Portfolio Companies — From time to time, the Fund may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if the Fund and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Fund and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Fund’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Fund believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Fund invests. The Fund also notes that the Securities and Exchange Commission (the “SEC”) staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Fund believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Fund holds in certain limited partnerships to be voting securities. If such a determination were made, the Fund may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Fund holds as a voting security, the Fund considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Fund generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Fund has treated those securities as voting securities. If the Fund does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Fund and its affiliates own more than 25% of the outstanding securities of such partnership. Additionally, certain partnership agreements give common unitholders the right to elect the partnership’s board of directors, but limit the amount of voting securities any limited partner can hold to no more than 4.9% of the partnership’s outstanding voting securities (i.e., any amounts held in excess of such limit by a limited partner do not have voting rights). In such instances, the Fund does not consider itself to be an affiliate if it owns more than 5% of such partnership’s common units.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Fund owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Fund will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Fund or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Fund cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Fund were allowed to engage in such a transaction, that the terms would be more or as favorable to the Fund or any company that it controls as those that could be obtained in an arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Fund or on the type of investments that it could make.

Plains AAP, L.P., and Plains GP Holdings, L.P. — Robert V. Sinnott is Co-Chairman of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director of PAA GP Holdings LLC, which is the general partner of Plains GP Holdings, L.P. (“PAGP”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP own PAGP shares, Plains All American Pipeline, L.P. (“PAA”) units and interests in Plains AAP, L.P. (“PAGP-AAP”). The Fund believes that it is an affiliate of PAA, PAGP and PAGP-AAP under the

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

1940 Act by virtue of (i) the Fund’s and other affiliated Kayne Anderson funds’ ownership interest in PAGP and PAGP-AAP and (ii) Mr. Sinnott’s participation on the board of PAA GP Holdings LLC.

The following table summarizes the Fund’s investments in affiliates as of and for the three and six months ended May 31, 2020:

	No. of Shares/ Units(2) (in 000’s)		Dividends/ Distributions Received		Net Change in Unrealized Gains (Losses)
Investment(1)		Value	Three Months Ended	Six Months Ended	Three Months Ended	Six Months Ended
Plains GP Holdings, L.P.	2,205	22,031	$397	$1,191	$(7,939)	$(15,305)
Plains GP Holdings, L.P. — Plains AAP, L.P.	690	6,889	124	372	(1,955)	(4,367)

Total		$28,920	$521	$1,563	$(9,894)	$(19,672)

(1)	See Schedule of Investments for investment classifications.
(2)	During the six months ended May 31, 2020, there were no purchases or sales of PAGP or PAGP-AAP.

6.	Taxes

It is the Fund’s intention to continue to be treated as and to qualify as a RIC under Subchapter M of the Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements. See Note 2 — Significant Accounting Policies.

Income and capital gain distributions made by RICs often differ from GAAP basis net investment income (loss) and net realized gains (losses). For the Fund, the principal reason for these differences is the return of capital treatment of dividends and distributions from MLPs and certain other of its investments. Net investment income and net realized gains for GAAP purposes may differ from taxable income for federal income tax purposes.

As of May 31, 2020, the principal temporary differences between income for GAAP purposes and taxable income were (a) realized losses that were recognized for GAAP purposes, but disallowed for tax purposes due to wash sale rules; (b) disallowed partnership losses related to the Fund’s MLP investments; and (c) other basis adjustments in the Fund’s MLPs and other investments.

Under the Regulated Investment Company Modernization Act of 2010, any net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. As a result of the tax-free reorganization of KMF and KYE, $130,791 of capital loss carryforwards are subject to limitations under Section 382 of the Internal Revenue Code (“Section 382”). Regulations under Section 382 limit the amount of capital gains that can be offset by the Fund’s capital loss carryforward to $8,533, annually, until all of the Fund’s loss carryforwards are fully utilized. In addition to the Section 382 annual limitation, the Fund will be able to utilize capital loss carryforwards up to the amount of built-in gains that are realized. As of November 30, 2019, the Fund estimates that approximately $48,000 of capital loss carryforwards subject to limitations are available to offset capital gains.

For the fiscal year ended November 30, 2019, the tax character of the total $44,335 distributions paid to common stockholders was return of capital. The tax character of the total $2,907 distributions paid to holders of MRP shares was $1,011 dividend income and $1,896 return of capital.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

For purposes of determining the tax character of the dividends/distributions to investors, the amounts in excess of the Fund’s earnings and profits for federal income tax purposes are treated as a return of capital. Earnings and profits differ from taxable income due principally to adjustments related to the Fund’s investments in MLPs.

At May 31, 2020, the cost basis of investments for federal income tax purposes was $586,407, and the premiums received on outstanding option contracts written were $45. At May 31, 2020, gross unrealized appreciation and depreciation of investments and options, if any, for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options, if any)	$21,042
Gross unrealized depreciation of investments (including options, if any)	(181,593)

Net unrealized depreciation of investments before foreign currency related translations	(160,551)
Unrealized depreciation on foreign currency related translations	(5)

Net unrealized depreciation of investments	$(160,556)

7.	Restricted Securities

From time to time, the Fund’s ability to sell certain of its investments is subject to certain legal or contractual restrictions. For instance, private investments that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Fund’s investments have restrictions such as lock-up agreements that preclude the Fund from offering these securities for public sale.

At May 31, 2020, the Fund held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units, Principal ($) (in 000s)	Cost Basis (GAAP)	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 2 Investments
Equity Investments
Plains GP Holdings, L.P. — Plains AAP, L.P.(1)	(2)	(3)	690	$1,553	$6,889	$9.99	2.4%	1.6%
Senior Notes(4)
Antero Midstream Corporation due 2027	(2)	(5)	4,299	3,355	3,385	n/a	1.2	0.8
Antero Midstream Corporation due 2028	(2)	(5)	1,641	1,326	1,283	n/a	0.4	0.3
Blue Racer Finance Corp.	(2)	(6)	4,000	3,545	3,570	n/a	1.2	0.8
Crestwood Holdings LLC, due 2023	(2)	(6)	6,792	6,564	3,770	n/a	1.3	0.9
Tallgrass Energy Partners, LP/Tallgrass Energy Finance Corp. due 2027	5/21/20	(6)	1,307	1,136	1,202	n/a	0.4	0.3
Tallgrass Energy Partners, LP/Tallgrass Energy Finance Corp. due 2028	5/21/20	(6)	1,000	860	894	n/a	0.3	0.2

Total				$18,339	$20,993		7.2%	4.9%

Level 3 Investments(7)
Equity Investments
EQM Midstream Partners, LP
Convertible Preferred Units	4/10/19	(5)	205	$9,850	$9,633	$46.98	3.3%	2.2%
Jupiter Resources, Inc.	(8)	(6)	1,229	14,230	3,686	3.00	1.2	0.9

Total				$24,080	$13,319		4.5%	3.1%

Total of all restricted investments				$42,419	$34,312		11.7%	8.0%

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

(1)

The Fund values its investment in Plains AAP, L.P. (“PAGP-AAP”) on an “as exchanged” basis based on the higher public market value of either Plains GP Holdings, L.P. (“PAGP”) or Plains All American Pipeline, L.P. (“PAA”). As of May 31, 2020, the Fund’s PAGP-AAP investment is valued at PAGP’s closing price. See Note 3 — Fair Value.

(2)	Security was acquired at various dates in current and/or prior fiscal years.

(3)	The Fund’s investment in PAGP-AAP is exchangeable on a one-for-one basis into either PAGP shares or PAA units at the Fund’s option. Upon exchange, the PAGP shares or PAA units will be freely tradable.

(4)

These securities have a fair market value determined by the bid price provided by an agent or a syndicate bank, a principal market maker, an independent pricing service or an independent broker as more fully described in Note 2 — Significant Accounting Policies. These securities have limited trading volume and are not listed on a national exchange.

(5)	Unregistered or restricted security of a publicly-traded company.

(6)	Unregistered security of a private company.

(7)	Securities are valued using inputs reflecting the Fund’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(8)	On December 28, 2018, as part of a recapitalization transaction, the Fund received shares from Jupiter Resources Inc.

8.	Derivative Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (ASC 815), the following are the derivative instruments and hedging activities of the Fund. See Note 2 — Significant Accounting Policies.

Option Contracts — Based on the notional amount, the Fund has written a monthly average of $6,446 of call options during the six months ended May 31, 2020.

Interest Rate Swap Contracts — As of May 31, 2020, the Fund did not have any interest rate swap contracts outstanding.

The following table sets forth the fair value of the Fund’s derivative instruments on the Statement of Assets and Liabilities:

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value as of May 31, 2020
Call options written	Call option contracts written	$(63)

The following tables set forth the effect of the Fund’s derivative instruments on the Statement of Operations:

		For the Three Months Ended May 31, 2020
Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options written	Options	$128	$(94)

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

		For the Six Months Ended May 31, 2020
Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options written	Options	$152	$(49)

9.	Investment Transactions

For the six months ended May 31, 2020, the Fund purchased and sold securities in the amounts of $121,752 and $269,852 (excluding short-term investments).

10.	Credit Facility

On April 14, 2020, the Fund amended its unsecured revolving credit facility (the “Credit Facility”), reducing the total commitment amount from $100,000 to $75,000. The Credit Facility matures on February 8, 2021. The interest rate on outstanding borrowings under the Credit Facility may vary between LIBOR plus 1.30% and LIBOR plus 2.15%, depending on the Fund’s asset coverage ratios. The Fund pays a fee of 0.20% per annum on any unused amounts of the Credit Facility.

During the six months ended May 31, 2020, the Fund did not have any borrowings under the Credit Facility.

As of May 31, 2020, the Fund was in compliance with all financial and operational covenants required by the Credit Facility. See Financial Highlights for the Fund’s asset coverage ratios under the 1940 Act.

11.	Notes

At May 31, 2020, the Fund had $86,923 aggregate principal amount of Notes outstanding. During the second quarter, the Fund redeemed $114,000 of Notes. On June 26, the Fund prepaid the balance of the Series G Notes, see Note 14 — Subsequent Events. The table below sets forth a summary of those redemptions and the key terms of each series of Notes outstanding at May 31, 2020.

	Principal Outstanding November 30, 2019	Principal Redeemed	Principal Outstanding May 31, 2020	Unamortized Issuance Costs	Estimated Fair Value May 31, 2020	Fixed Interest Rate	Maturity
Series
C	$21,000	$16,576	$4,424	$6	$4,600	4.00%	3/22/22
D	40,000	—	40,000	105	42,000	3.34%	5/1/23
E	30,000	30,000	—	—	—	3.46%	7/30/21
G	24,538	22,130	2,408	1	2,400	3.07%	8/8/20
H	42,308	20,452	21,856	56	23,300	3.72%	8/8/23
I	38,077	19,842	18,235	63	20,100	3.82%	8/8/25
J	5,000	5,000	—	—	—	3.36%	10/7/21

	$200,923	$114,000	$86,923	$231	$92,400

Holders of the Series C and D Notes are entitled to receive cash interest payments semi-annually (on March 3 and September 3) at the fixed rate. Holders of the Series G, H and I Notes are entitled to receive cash interest payments semi-annually (on February 13 and August 13) at the fixed rate. As of May 31, 2020, the weighted average interest rate on the outstanding Notes was 3.56%.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

On March 17, 2020, FitchRatings downgraded the ratings on the Fund’s Notes from ‘AAA’ to ‘A’ and placed all ratings on negative watch. As of May 31, 2020, each series of Notes was rated “A” by FitchRatings. In the event the credit rating on any series of Notes falls below “A-”, the interest rate on such series will increase by 1% during the period of time such series is rated below “A-”. The Fund is required to maintain a current rating from one rating agency with respect to each series of Notes and is prohibited from having any rating of less than investment grade (“BBB-”) with respect to each series of Notes.

The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Notes contain various covenants related to other indebtedness, liens and limits on the Fund’s overall leverage. Under the 1940 Act and the terms of the Notes, the Fund may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to senior securities representing indebtedness (including the Notes) would be less than 300%.

The Notes are redeemable in certain circumstances at the option of the Fund. The Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Fund fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Fund’s rating agency guidelines in a timely manner.

The Notes are unsecured obligations of the Fund and, upon liquidation, dissolution or winding up of the Fund, will rank: (1) senior to all of the Fund’s outstanding preferred shares; (2) senior to all of the Fund’s outstanding common shares; (3) on a parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund; and (4) junior to any secured creditors of the Fund.

At May 31, 2020, the Fund was in compliance with all covenants under the Notes agreements.

12.	Preferred Stock

At May 31, 2020, the Fund had 1,599,991 shares of MRP Shares outstanding, with a total liquidation value of $40,000 ($25.00 per share). During the second quarter, the Fund redeemed $35,000 of MRP Shares. The table below sets forth a summary of those redemptions and the key terms of each series of MRP Shares outstanding at May 31, 2020.

Series	Liquidation Value November 30, 2019	Liquidation Value Redeemed	Liquidation Value May 31, 2020	Unamortized Issuance Costs	Estimated Fair Value May 31, 2020	Rate(1)	Mandatory Redemption Date
C	$35,000	$17,188	$17,812	$46	$18,400	6.06%	7/30/21
D	20,000	7,303	12,697	55	13,100	5.36%	9/7/21
E	20,000	10,509	9,491	117	10,700	6.07%	12/1/24

	$75,000	$35,000	$40,000	$218	$42,200

(1)

On March 17, 2020, FitchRatings downgraded the ratings on the Fund’s MRP Shares from “A” to “BBB” and placed all ratings on negative watch. As a result of the ratings action, the dividend rate for each series of MRP Shares outstanding increased by 2% per annum (reflected in the table above) and will continue to be in effect for so long as such series is rated “BBB”.

Holders of the MRP Shares are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30).

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

As of May 31, 2020, the Fund’s series C, D and E MRP Shares were rated “BBB” by FitchRatings.

The dividend rate on the Fund’s MRP Shares can increase further if the credit rating is downgraded below “BBB” (as determined by the lowest credit rating assigned). Further, the annual dividend rate for all series of MRP Shares will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Fund fails to make a dividend or certain other payments.

The MRP Shares rank senior to all of the Fund’s outstanding common shares and on parity with any other preferred stock. The MRP Shares are redeemable in certain circumstances at the option of the Fund and are also subject to a mandatory redemption if the Fund fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Fund’s rating agency guidelines.

Under the terms of the MRP Shares, the Fund may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225% or the Fund would fail to maintain its basic maintenance amount as stated in the Fund’s rating agency guidelines.

The holders of the MRP Shares have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of MRP Shares or the holders of common stock. The holders of the MRP Shares, voting separately as a single class, have the right to elect at least two directors of the Fund.

At May 31, 2020, the Fund was in compliance with the asset coverage and basic maintenance requirements of its MRP Shares.

13.	Common Stock

At May 31, 2020, the Fund had 198,400,009 shares of common stock authorized and 47,197,462 shares outstanding. As of May 31, 2020, KAFA owned 4,000 shares of the Fund. During the six months ended May 31, 2020, there were no common stock transactions.

14.	Subsequent Events

On June 8, 2020, the Fund declared a quarterly distribution of $0.09 per common share for the second quarter. The total distribution of $4,248 was paid June 30, 2020. Of this total, pursuant to the Fund’s dividend reinvestment plan, $212 was reinvested into the Fund through open market purchases of common stock.

On June 26, 2020 the Fund prepaid the outstanding balance ($2,408) of the Series G Notes at par. Series G Notes were scheduled to mature on August 8, 2020.

On June 30, 2020, KAFA announced that as part of a succession plan previously announced, Kevin S. McCarthy has stepped down as Chairman of the Fund’s Board of Directors. Additionally, the Fund has appointed Michael J. Levitt, chief executive officer of KACALP, as a director and James C. Baker, president and chief executive officer of the Fund, as Chairman of the Board of Directors.

On July 27, 2020, the Fund announced that its Board of Directors has approved a proposal to change the Fund’s name to Kayne Anderson NextGen Energy & Infrastructure, Inc. The Fund’s Board of Directors also approved an amendment to our non-fundamental investment policies. See page 46 for notice of these changes.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

KMF’s name change and the non-fundamental investment policy change will become effective upon 60 days’ written notice to stockholders, which is expected to be on or about September 28, 2020.

The Fund has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

GLOSSARY OF KEY TERMS

(UNAUDITED)

This glossary contains definitions of certain key terms, as they are used in our investment objective and policies and as described in this report. These definitions may not correspond to standard sector definitions.

“Energy Assets” means assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity.

“Energy Companies” means companies that own and operate Energy Assets or provide energy-related services. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Energy Assets or providing services for the operation of such Energy Assets or (ii) have Energy Assets that represent the majority of their assets.

“General Partner MLPs” means Master Limited Partnerships whose assets consist of ownership interests of an affiliated Master Limited Partnership (which may include general partnership interests, incentive distribution rights, common units and subordinated units).

“Master Limited Partnerships” or “MLPs” means limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes, includes Midstream MLPs and other MLPs.

“Midstream Assets” means assets used in energy logistics, including, but not limited to, assets used in transporting, storing, gathering, processing, distributing, or marketing of natural gas, natural gas liquids, crude oil or refined products.

“Midstream Companies” means companies that own and operate Midstream Assets and are taxed as corporations for federal income tax purposes, including MLP Affiliates of Midstream MLPs. This includes companies structured like MLPs, but not treated as a publicly-traded partnership for RIC qualification purposes as well as MLP Affiliates of Midstream MLPs. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenue or operating income from operating Midstream Assets or (ii) have Midstream Assets that represent the majority of their assets.

“Midstream/Energy Sector” consists of (a) Midstream MLPs, (b) Midstream Companies, (c) Other MLPs (d) Renewable Infrastructure Companies/Utilities and (e) Other Energy Companies.

“Midstream Sector” consists of (a) Midstream MLPs and (b) Midstream Companies.

“Midstream MLPs” means MLPs that principally own and operate Midstream Assets including General Partner MLPs whose assets consist of ownership interests of an affiliated Midstream MLP.

“MLP Affiliates” means affiliates of Master Limited Partnerships, substantially all of whose assets consist of i-units or other ownership interests in Master Limited Partnerships. MLP Affiliates are not treated as partnerships for federal income tax purposes.

“Other Energy Companies” means Energy Companies, excluding MLPs, Midstream Companies and Renewable Infrastructure Companies/Utilities.

“Other MLPs” consists of (a) upstream MLPs, (b) coal MLPs, (c) propane MLPs and (d) MLPs that operate other energy assets or provide energy-related services.

“Renewable Infrastructure/Utility Assets” means assets used in the generation, production, distribution, transportation, transmission, storage and marketing of electricity and natural gas, including, but not limited to, renewable energy such as solar, wind, hydroelectric power, geothermal and biomass power.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

GLOSSARY OF KEY TERMS

(UNAUDITED)

“Renewable Infrastructure Companies/Utilities” means utilities, independent power producers, developers and other companies that own, operate or provide services for Renewable Infrastructure/Utility Assets. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenue or operating income from Renewable Infrastructure/Utility Assets or (ii) have Renewable Infrastructure/Utility Assets that represent the majority of their assets.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTICE OF NAME CHANGE AND CHANGES TO NON-FUNDAMENTAL INVESTMENT POLICIES

(UNAUDITED)

On July 23, 2020, our Board of Directors approved a change in our name to Kayne Anderson NextGen Energy & Infrastructure, Inc. and revisions to our non-fundamental investment policies that will, when effective, (i) require us to invest at least 80% of our total assets in securities of Energy Companies and Infrastructure Companies, (ii) state that we expect to invest the majority of our assets in “NextGen” companies, which we define as Energy Companies and Infrastructure Companies that are meaningfully participating in, or benefitting from, the Energy Transition and (iii) make additions and revisions to the definitions of several terms in the glossary. These changes will be effective on or about a date that is 60 days after the date that this report is mailed to stockholders. After these changes become effective, the following will be our non-fundamental policies, under normal market conditions.

Nonfundamental Investment Policies

Our non-fundamental investment policies may be changed by the Board of Directors without the approval of the holders of a “majority of the outstanding” voting securities, provided that the holders of such voting securities receive at least 60 days prior written notice of any change. Under normal market conditions:

•	We will invest at least 80% of our total assets in securities of Energy Companies and Infrastructure Companies.

•	We will invest in equity securities (e.g., common equity and preferred equity) and convertible securities of Energy Companies and Infrastructure Companies.

•

We expect to invest the majority of our assets in securities of “NextGen” companies, which we define as Energy Companies and Infrastructure Companies that are meaningfully participating in, or benefitting from, the Energy Transition based on our Advisor’s assessment of each company’s business.

•

We may invest up to but not more than 50% of our total assets in unregistered or otherwise restricted securities. For purposes of this limitation, “restricted securities” include (i) registered securities of public companies subject to a lock-up period, (ii) unregistered securities of public companies with registration rights, (iii) unregistered securities of public companies that become freely tradable with the passage of time, or (iv) securities of privately held companies. However, no more than 5% of our total assets may be invested in equity securities of privately held companies. For purposes of the foregoing, a registered security subject to such lock-up period will no longer be considered a “restricted security” upon expiration of the lock-up period, an unregistered security of any public company with registration rights will no longer be considered a “restricted security” when such securities become registered, and an unregistered security of a public company that becomes freely tradable with the passage of time will no longer be considered a “restricted security” upon the elapse of the requisite time period.

•

We may invest up to but not more than 30% of our total assets in debt securities, including below-investment-grade debt securities (commonly referred to as “junk bonds” or “high yield bonds”). Up to but not more than 10% of our total assets may be invested in unrated debt securities or below-investment-grade debt securities that are rated less than “B-” (or an equivalent rating) by a nationally recognized ratings agency (a “Ratings Agency”). The balance of such debt investments may be invested in securities which are rated at least “B-” (or an equivalent rating) by a Ratings Agency or, if such securities are unrated, are determined by KAFA to be of comparable quality based on a Ratings Agency’s corporate ratings for the issuers of such securities or ratings of other securities issued by such issuers. For the purposes of determining if an investment satisfies this test, we will look to the highest credit

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTICE OF NAME CHANGE AND CHANGES TO NON-FUNDAMENTAL INVESTMENT POLICIES

(UNAUDITED)

rating on such debt investment. The debt securities in which we invest may have varying maturities which will generally not exceed 30 years.

•

We may directly invest up to but not more than 25% (or such higher amount as permitted by any applicable tax diversification rules) of our total assets in equity or debt securities of Qualified Publicly Traded Partnerships (the “25% PTP test”). We may exceed the 25% PTP test one or more days during a fiscal quarter but we will meet such test at fiscal quarter end.

•	We may invest up to but not more than 15% of our total assets in any single issuer.

•

We generally will seek to enhance our total returns through the use of Leverage Instruments. Our policy is to utilize Leverage Instruments in an amount that represents approximately 25% to 30% of our total assets (our “target leverage levels”). However, based on market conditions at the time, we may use Leverage Instruments in amounts that represent greater than our target leverage levels to the extent permitted by the 1940 Act.

Unless otherwise stated, all investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations. However, although we may not be required to sell securities due to subsequent changes in value, if such changes cause us to have invested less than 80% of our total assets in securities of Energy Companies and Infrastructure Companies, we will be required to make future purchases of securities in a manner so as to bring us into compliance with this investment policy.

We will invest primarily in companies located in North America, but we may invest in companies located anywhere in the world. We will invest in companies of any market capitalization.

Glossary

This glossary contains definitions of certain key terms, as they are used in our investment objective and policies. These definitions may not correspond to standard sector definitions.

“Energy Assets” means Energy Infrastructure Assets and other assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, fractionating, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal, electricity or water.

“Energy Companies” means companies that own and/or operate Energy Assets or provide energy-related services. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Energy Assets or providing services for the operation of such assets or (ii) have Energy Assets that represent the majority of their assets.

“Energy Infrastructure Assets” means (a) Midstream Assets, (b) Renewable Infrastructure Assets and (c) Utility Assets.

“Energy Infrastructure Companies” consists of (a) Midstream Companies, (b) Renewable Infrastructure Companies and (c) Utility Companies.

“Energy Transition” is used to describe the energy sector’s transition to a more sustainable mix of lower carbon and renewable energy sources that results in reduced emissions of carbon dioxide over the next 20 to 30 years.

“Green Utilities” means Utility Companies that are meaningfully participating in, or benefitting from, the Energy Transition based on our Advisor’s assessment of each company’s business.

“Infrastructure Assets” consists of (i) Energy Infrastructure Assets, (ii) assets used to provide communications services, including cable television, satellite, microwave, radio, telephone and other

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTICE OF NAME CHANGE AND CHANGES TO NON-FUNDAMENTAL INVESTMENT POLICIES

(UNAUDITED)

communications media or (iii) assets used to provide transportation services, including toll roads, airports, railroads or marine ports or (iv) assets used to provide water services, including water treatment, storage and transportation.

“Infrastructure Companies” consists of (a) Energy Infrastructure Companies and (b) other companies that own and operate Infrastructure Assets. For the purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Infrastructure Assets or providing services for the operation of such assets or (ii) have Infrastructure Assets that represent the majority of their assets.

“Qualified Publicly Traded Partnerships” or “PTPs” means limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes.

“Midstream Assets” means assets used in energy logistics, including, but not limited to, assets used in transporting, storing, gathering, processing, fractionating, distributing, or marketing of natural gas, natural gas liquids, crude oil, refined products or water produced in conjunction with such activities.

“Midstream Companies” means companies that own and operate Midstream Assets. Such companies may be structured as PTPs or taxed as corporations. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenue or operating income from operating Midstream Assets or providing services for the operation of such assets or (ii) have Midstream Assets that represent the majority of their assets.

“Other Energy Companies” means Energy Companies, excluding Energy Infrastructure Companies.

“Renewable Infrastructure Assets” means assets used in the generation, production, distribution, transportation, transmission, storage and marketing of energy including, but not limited to, electricity or steam from renewable sources such as solar, wind, flowing water (hydroelectric power), geothermal, biomass and hydrogen.

“Renewable Infrastructure Companies” means companies that own and/or operate Renewable Infrastructure Assets. Such companies may be structured as PTPs or taxed as corporations. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Renewable Infrastructure Assets or providing services for the operation of such assets or (ii) have Renewable Infrastructure Assets that represent the majority of their assets.

“Utility Assets” means assets, other than Renewable Infrastructure Assets, that are used in the generation, production, distribution, transportation, transmission, storage and marketing of energy, including, but not limited to, electricity, natural gas and steam.

“Utility Companies” means companies that own and/or operate Utility Assets. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Utility Assets or providing services for the operation of such assets or (ii) have Utility Assets that represent the majority of their assets.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

Kayne Anderson Midstream/Energy Fund, Inc., a Maryland corporation (the “Fund”), has adopted the following plan (the “Plan”) with respect to distributions declared by its Board of Directors (the “Board”) on shares of its Common Stock:

1. Unless a stockholder specifically elects to receive cash as set forth below, all distributions hereafter declared by the Board shall be payable in shares of the Common Stock of the Fund, and no action shall be required on such stockholder’s part to receive a distribution in stock.

2. Such distributions shall be payable on such date or dates as may be fixed from time to time by the Board to stockholders of record at the close of business on the record date(s) established by the Board for the distribution involved.

3. The Fund may use newly-issued shares of its Common Stock or purchase shares in the open market in connection with the implementation of the plan. The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of the Fund’s Common Stock one day prior to the dividend payment date.

4. The Board may, in its sole discretion, instruct the Fund to purchase shares of its Common Stock in the open market in connection with the implementation of the Plan as follows: If the Fund’s Common Stock is trading below net asset value at the time of valuation, upon notice from the Fund, the Plan Administrator (as defined below) will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the Participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. These remaining shares will be issued by the Fund at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price.

5. In a case where the Plan Administrator has terminated open market purchases and caused the issuance of remaining shares by the Fund, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market, including brokerage commissions, and the price at which the Fund issues remaining shares. To the extent that the Plan Administrator is unable to terminate purchases in the open market before the Plan Administrator has completed its purchases, or remaining shares cannot be issued by the Fund because the Fund declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the shares, the average share purchase price paid by the Plan Administrator may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

6. A stockholder may, however, elect to receive his or its distributions in cash. To exercise this option, such stockholder shall notify American Stock Transfer & Trust Company, the plan administrator and the Fund’s transfer agent and registrar (collectively the “Plan Administrator”), in writing so that such notice is received by the Plan Administrator no later than the record date fixed by the Board for the distribution involved.

7. The Plan Administrator will set up an account for shares acquired pursuant to the Plan for each stockholder who has not so elected to receive dividends and distributions in cash (each, a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. Upon request by a Participant, received no later than three (3) days prior to the payable

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

date, the Plan Administrator will, instead of crediting shares to and/or carrying shares in a Participant’s account, issue, without charge to the Participant, a certificate registered in the Participant’s name for the number of whole shares payable to the Participant and a check for any fractional share less a broker commission on the sale of such fractional shares. If a request to terminate a Participant’s participation in the Plan is received less than three (3) days before the payable date, dividends and distributions for that payable date will be reinvested. However, subsequent dividends and distributions will be paid to the Participant in cash.

8. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable but not later than ten (10) business days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Common Stock of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the market value of the Fund’s shares at the time of termination.

9. The Plan Administrator will forward to each Participant any Fund related proxy solicitation materials and each Corporation report or other communication to stockholders, and will vote any shares held by it under the Plan in accordance with the instructions set forth on proxies returned by Participants to the Fund.

10. In the event that the Fund makes available to its stockholders rights to purchase additional shares or other securities, the shares held by the Plan Administrator for each Participant under the Plan will be added to any other shares held by the Participant in certificated form in calculating the number of rights to be issued to the Participant.

11. The Plan Administrator’s service fee, if any, and expenses for administering the Plan will be paid for by the Fund.

12. Each Participant may terminate his or its account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.amstock.com, by filling out the transaction request form located at the bottom of the Participant’s Statement and sending it to American Stock Transfer and Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Administrator at (888) 888-0317. Such termination will be effective immediately. The Plan may be terminated by the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination, the Plan Administrator will cause a certificate or certificates to be issued for the full shares held for the Participant under the Plan and a cash adjustment for any fractional share to be delivered to the Participant without charge to the Participant. If a Participant elects by his or its written notice to the Plan Administrator in advance of termination to have the Plan Administrator sell part or all of his or its shares and remit the proceeds to the Participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

13. These terms and conditions may be amended or supplemented by the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of his or

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

its account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the Fund held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

14. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

15. These terms and conditions shall be governed by the laws of the State of Maryland.

Adopted: November 18, 2010

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE

(UNAUDITED)

At a meeting held on March 29 and April 1, 2020, the Fund’s Board of Directors (the “Board”) approved the continuation of the Fund’s Investment Management Agreement (the “Agreement”) with KA Fund Advisors, LLC (the “Adviser”) for an additional one-year period from April 1, 2020 through March 31, 2021.

During the course of each year and in connection with their consideration of the continuation of the Agreement, the Board received various materials from the Adviser, including (i) information on the advisory personnel of the Adviser; (ii) information on the internal compliance procedures of the Adviser; (iii) comparative information showing how the Fund’s fees and expenses compare to other registered investment companies that follow investment strategies similar to those of the Fund; (iv) information regarding brokerage and portfolio transactions; (vi) comparative information showing how the Fund’s performance compares to other registered investment companies that follow investment strategies similar to those of the Fund; and (vii) information on any material legal proceedings or regulatory audits or investigations affecting the Fund or the Adviser.

After receiving and reviewing these materials, the Board, at a meeting called for such purpose (the “Meeting”), discussed the terms of the Agreement. The Meeting was held telephonically pursuant to an order issued on March 13, 2020 by the Securities and Exchange Commission, providing that registered investment companies are temporarily exempt from certain in-person board approval requirements, including with respect to the renewal of investment advisory contracts, due to conflicts related to the coronavirus (“COVID-19”). Representatives from the Adviser attended the Meeting and presented additional oral and written information to the Board to assist in its considerations. The Directors who are not parties to the Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any such party (the “Independent Directors”) also met in executive session to further discuss the terms of the Agreement and the information provided by the Adviser.

Discussed below are certain of the factors considered by the Board in continuing the Agreement. This discussion is not intended to be all-inclusive. The Board, including the Independent Directors, reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings and in various discussions with senior management of the Adviser relating specifically to the Adviser and the Agreement. The approval determination was made on the basis of each Director’s business judgment after consideration of all the information taken as a whole. Individual Directors may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the contract review process.

Taking all of the information and deliberations into account, the Independent Directors reviewed various factors presented to them, the detailed information provided by the Adviser at the Meeting and at other times throughout the year, and other relevant information and the following factors, none of which was dispositive in their decision whether to approve the Agreement:

The nature, extent, and quality of the services to be provided by the Adviser

The Board, including the Independent Directors, considered the scope and quality of services that have been provided by the Adviser under the Agreement. The Board, including the Independent Directors, considered the quality of the investment research capabilities of the Adviser and the other resources the Adviser has dedicated to performing services for the Fund, including the high caliber of portfolio managers and research analysts involved, the large and experienced team of investment, accounting, legal, trading and compliance professionals at the Adviser dedicated to the Fund, and the continued maintenance and growth of such team despite declines in the energy sector and an associated reduction in management fees received by the Adviser. The Board, including the

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE

(UNAUDITED)

Independent Directors, also considered the quality of other services, including the Adviser’s assistance in the coordination of the activities of some of the Fund’s other service providers, the provision of certain administrative, compliance, reporting and financial services by the Adviser, the prudent use of call options, the responsible handling of the Fund’s leverage ratios and distribution determinations through declining and volatile energy markets, and the continued efforts to maximize returns and to position the Fund’s portfolio to grow as those markets recover. The Board, including the Independent Directors, took note of the Adviser’s excellent track records in identifying and executing on key investment themes and in sourcing and negotiating private investments for the Fund as well as the Fund’s access to investments and capital markets due in part to the Adviser’s credibility with institutional investors. The Board, including the Independent Directors, took further note of the Adviser’s prudent and conscientious handling of the reorganization of Kayne Anderson Energy Total Return Fund, Inc. with and into the Fund (the “Reorganization”) and the Adviser’s diligent approach in structuring the Reorganization to best serve the interests of the Fund’s stockholders. The Board, including the Independent Directors, also considered the nature and quality of the services provided by the Adviser to the Fund in light of their experience as Directors of the Fund, their confidence in the Adviser’s integrity and competence gained from that experience and the Adviser’s responsiveness to questions, concerns or requests for information raised or made by them in the past. The Board, including the Independent Directors, noted the high quality of services provided by the Adviser during periods when the market faces significant turmoil, including current market challenges in part stemming from COVID-19, as well as the Adviser’s efforts to maximize returns and its leadership position in the markets in which it invests. The Board, including the Independent Directors, discussed the scope of responsibilities of, and resources expected to be available to, the key investment management and other personnel of the Adviser. Based on information provided by the Adviser, the Independent Directors concluded that the Adviser has the quality and depth of personnel and investment methods essential to performing its duties under the Agreement, and should be able to sustain that quality and depth, and that the nature and the proposed cost of such advisory services would be fair and reasonable in light of the services expected to be provided.

The Fund’s performance under the management of the Adviser

The Independent Directors reviewed information pertaining to the performance of the Fund. These data compared the Fund’s performance to the performance of certain other registered investment companies that follow investment strategies similar to those of the Fund as well as its benchmark. The comparative information showed that the performance of the Fund is satisfactory on an overall basis compared to other similar closed-end funds for various periods despite certain periods of lower relative performance against applicable peer groups. Based upon their review and consideration of applicable securities price indices, the Independent Directors concluded that the Fund’s investment performance over time has been satisfactory compared to other closed-end funds that focus on investments in energy-related master limited partnerships (“MLPs”), midstream companies and other energy companies, as applicable, and that the Fund has generated strong returns for investors over various periods. The Independent Directors noted that in addition to the information received for the Meeting, the Independent Directors also receive detailed performance information for the Fund at each regular meeting of the Board during the year. The Independent Directors considered the investment performance of one other closed-end investment company managed by the Adviser, but noted that it is not directly comparable. The Independent Directors did not consider the performance of other accounts of the Adviser because there were no accounts similar enough to be relevant for performance purposes.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE

(UNAUDITED)

The reasonability of the management fee and fall-out benefits

The Independent Directors considered the Fund’s management fee under the Agreement in comparison to the management fees of funds within the Fund’s peer group. The Independent Directors also considered the greater risks and burdens associated with managing the Fund compared to private funds and separate accounts. The Adviser’s successful handling of past and recent market downturns and management of related leverage and distribution challenges, the administrative burden resulting from the Fund’s tax complexities, the Fund’s participation in private investments, particularly “PIPE” transactions, the Adviser’s long standing relationships with management teams in the energy sector, and the Adviser’s track record for successful pricing and timing strategies related to capital raising for the Fund were also noted by the Independent Directors as relevant considerations in evaluating the reasonableness of the management fee rate. The Independent Directors also discussed and are comfortable with the different contractual fee rates for the Fund and one other closed-end company managed by the Adviser given differences in strategies and investments, and the relatively stronger and deeper management expertise and resources of the Adviser. Based on those comparisons, the Independent Directors concluded that the management fee for the Fund remains reasonable.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of stockholders

The Independent Directors considered economies of scale that are being enjoyed by stockholders of the Fund. In this regard, they noted the Adviser’s efforts to manage operating expenses, including significant declines in operating expenses over various periods since inception. They noted that the Adviser had successfully managed to lower the Fund’s operating expenses each year since 2016. They further noted that the Adviser added professionals to its already robust and high-quality investment team, which also represented a sharing of those economies of scale. The Independent Directors also considered further possible economies of scale that the Adviser could achieve in its management of the Fund. They considered the information provided by the Adviser relating to the Fund’s operating expenses and information comparing the fee rate charged by the Adviser with fee rates charged by other unaffiliated investment advisers to their investment company clients. The Independent Directors considered that the successful completion of the Reorganization had enabled and would continue to enable the Fund to leverage greater economies of scale. The Independent Directors also considered the Adviser’s commitment to retaining and growing its professional staff devoted to the Fund in a competitive environment for investment and compliance professionals, and in light of reduced management revenues from weaker energy markets. The Independent Directors concluded that the fee structure for the Fund is reasonable in view of the information provided by the Adviser. The Independent Directors then noted that they would continue to monitor and review further growth of the Fund in order to remain comfortable with the fee structure after any applicable future economies of scale.

Conclusion

Based on the review by the Board, including its consideration of each of the factors discussed above and the materials requested from and provided by the Adviser, the Board concluded, in agreement with the recommendation of the Independent Directors, that the Fund and its stockholders received reasonable value in return for the management fees and other amounts paid to the Adviser by the Fund under the Agreement, that stockholders could expect to receive reasonable value in return for the management fees and other amounts proposed to be paid to the Adviser by the Fund under the Agreement and that the approval of the continuation of the Agreement was in the best interests of stockholders of the Fund.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

ADDITIONAL INFORMATION

(UNAUDITED)

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION

The policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•	without charge, upon request, by calling (877) 657-3863/MLP-FUND;

•	on the Fund’s website, www.kaynefunds.com; and

•	on the SEC’s website, www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 657-3863/MLP-FUND, and on the SEC’s website at www.sec.gov (see Form N-PX).

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of each of its fiscal years with the SEC on Form N-PORT and Form N-30B-2. The Fund’s Form N-PORT and Form N-30B-2 are available on the SEC’s website at www.sec.gov. The Fund also makes its quarterly reports available on its website at www.kaynefunds.com.

REPURCHASE DISCLOSURE

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Fund may from time to time purchase shares of its common and preferred stock and its Notes in the open market or in privately negotiated transactions.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

PRIVACY POLICY NOTICE

(UNAUDITED)

This Privacy Notice (“Notice”) provides information about the data that is collected, processed, used, transmitted and stored by KA Fund Advisors, LLC and its affiliates (collectively “we,” “Kayne Anderson” or the “Firm”), and Kayne Anderson’s commitment to appropriately using and protecting the data collected.

Generally speaking, Kayne Anderson collects data about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you provide to us orally; and

•	Information about your transactions with us, our affiliates or others.

When you use our services, you acknowledge that you have read and understand the contents of this Notice.

Defining Personal Information

Various laws and regulations use different terms and definitions for information about individuals that is personal and should be protected. Some laws and regulations consider only very limited types of information to be protected and private. Others include much broader categories.

At Kayne Anderson, we have chosen to adopt the broader approach to what information must be protected and kept private. In this notice, “Personal Information” (or “PI”) refers to data that could be used, alone or in combination with other data, to identify you as an individual. It can include name, physical address, email address, IP address, date of birth, social security number, passwords, financial information, and more.

What Personal Information Do We Collect?

Kayne Anderson does not collect more information than is needed to conduct its business and satisfy any associated regulatory requirements. The following are examples of the types of personal information that we may collect:

•	Name, address, phone number and email address;

•	Age, date of birth, occupation and marital status;

•	Personal identifier, depending on your country of residence, such as your Social Security Number; and

•	Financial information, including account balances and assets, and, in certain jurisdictions, representations required under applicable law or regulation concerning your financial resources.

How Do We Collect Information?

When Kayne collects data from you directly, we will provide Kayne Anderson’s contact information and Kayne Anderson’s purpose for collecting and processing the data.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

PRIVACY POLICY NOTICE

(UNAUDITED)

Do We Need Consent to Collect Your Data?

By providing your data, you consent to its collection, processing, use, transfer and storage. Your consent can be withdrawn at any time by providing adequate notice (see below) to Kayne Anderson. However, withdrawing your consent may impact your ability to invest in our funds.

How Do We Use Personal Information?

We use your personal information for a variety of business purposes, including but not limited to, the following:

•	For our everyday business purposes to administer, facilitate and manage your relationship and/or account(s) with Kayne Anderson.

•	To contact you or your designated representative(s) in connection with your relationship and/or account;

•	To monitor and audit compliance with our internal policies and procedures; and

•	To comply with and enforce applicable legal and regulatory requirements.

If your relationship with Kayne Anderson ends, we will continue to treat your personal information, to the extent we retain it, as described in this Notice.

With Whom Do We Share Personal Information?

Privacy is an integral part of the Firm. We do not disclose your personal information to third parties, except as described in this Notice, and never for compensation. Additionally, we will not share your personal information with third parties without your specific consent or unless Kayne Anderson is required or permitted to by law (such as Regulation S-P) and/or government authorities.

Third parties that we share personal information with are required to maintain the confidentiality of such information and are prohibited from using your personal information for purposes other than those that were specified upon receipt of your data. We enter into contractual agreements with all nonaffiliated third parties that prohibit such third parties from disclosing or using the information other than to carry out the purposes for which we disclose the information.

We will not sell your personal information. If we share your personal information with third parties performing services for us, or acting on our behalf, we will not allow them to use your information for other purposes, and we will contractually require them to protect your information.

What Security Measures Do We Have?

Kayne Anderson restricts access to personal information about you to those employees who need to know that information to provide financial products or services to you. Kayne Anderson has physical, electronic and administrative safeguards in place to help protect data from loss, misuse, unauthorized access, disclosure, alteration, and destruction. This includes a dedicated group of information security personnel that design, implement and monitor our information security program.

Please contact us for a copy of Kayne Anderson’s policies for more information on the Firm’s information security practices and procedures.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

PRIVACY POLICY NOTICE

(UNAUDITED)

How Long Do We Retain Personal Information?

We will retain your personal information for the period necessary to fulfill our services and the purposes outlined in this Notice unless a longer retention period is required by law.

How Can You Manage Your Personal Information?

If you would like to request, delete, or update the personal information that you provided us, or exercise any of your data protection rights you may contact us using the contact information below. For your protection, we will need to verify your identity prior to complying with your request. Kayne Anderson does not charge for this service.

Kayne Anderson will make a good faith effort to process your request without undue delay and within the timeframe provided by applicable law. You are also entitled to have Kayne Anderson modify or delete any information that you believe is incorrect or out of date. Kayne Anderson reserves the right to limit or deny access to personal information where providing such information would be unreasonably burdensome or expensive or as otherwise permissible under relevant laws. If Kayne Anderson determines that access cannot be provided in any particular instance, Kayne Anderson will provide the individual requesting access with an explanation of why it has made that determination and a contact point for any further inquiries.

What Rights Do California Clients Have?

Under the CCPA, clients domiciled in California have certain rights with respect to their personal information. In particular, you may have the right to:

•

Request that we disclose, free of charge, the categories and specifics of the PI we collect about you as a California resident (and/or, if applicable, sell or otherwise disclose to a third party for business purposes). Currently, however, Kayne Anderson does not sell personal information.

•	Choose to opt-out of the sale of personal information. Currently, however, Kayne Anderson does not sell personal information.

•

Request that we delete the PI we have collected. Following our verification of the request, we will comply with the request and delete any or all of the PI in our possession that we collected from you and/or any or all such PI in the possession of our service providers, unless otherwise restricted by law or regulation. However, withdrawing your consent for us to collect, process, use, transfer and store your data may impact your ability to invest in our funds.

Non-Discrimination for Exercising Your CCPA Right

We follow the requirements of California Civil Code §1798.125, and will not discriminate against any consumer who exercises the rights under the CCPA. However, withdrawing your consent for us to collect, process, use, transfer and store your data may impact your ability to invest in our funds.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

PRIVACY POLICY NOTICE

(UNAUDITED)

Contact Us

If you have questions, concerns, or suggestions related to our Notice or our privacy practices, contact the Investor Relations Team or Kayne’s Chief Compliance Officer, Michael O’Neil, at:

KA Fund Advisors, LLC

811 Main Street, 14th Floor

Houston, TX 77002

Website: https://www.kaynefunds.com/

Email Address: CEF@kaynecapital.com

Toll Free Phone Number: 877-657-3863

Changes to this Privacy Notice

We reserve the right to update this Notice at any time to reflect changes in our policies concerning the collection and use of personal information.

This Privacy Notice was last revised on January 16, 2020.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

RESULTS OF ANNUAL MEETING OF STOCKHOLDERS

(UNAUDITED)

On May 7, 2020, the Fund held its annual meeting of stockholders where the following matters were approved by stockholders. As of the record date of February 14, 2020 (the “Record Date”), the Fund had 47,197,462 outstanding shares of common stock and 3,000,000 outstanding shares of mandatory redeemable preferred stock, each of which was entitled to cast one vote. Represented in person or by proxy at this meeting were a total of 43,387,618 shares of common stock and mandatory redeemable preferred stock, constituting a quorum.

(i)

The election of William A. Cordes and Barry R. Pearl as directors, each to serve for a term of three years until the Fund’s 2023 annual meeting of stockholders and until their successors are duly elected and qualified.

(a)

The election of Mr. Cordes required the affirmative vote of the holders of a majority of the Fund’s common stock and mandatory redeemable preferred stock outstanding as of the Record Date, voting together as a single class. On this matter, 39,797,977 shares were cast in favor, 2,915,920 shares were cast against and 673,721 shares abstained in the election of Mr. Cordes.

(b)

The election of Mr. Pearl required the affirmative vote of the holders of a majority of the Fund’s common stock and mandatory redeemable preferred stock outstanding as of the Record Date, voting together as a single class. On this matter, 39,799,879 shares were cast in favor, 2,913,326 shares were cast against and 674,413 shares abstained in the election of Mr. Pearl.

As a result of the vote on this matter, Mr. Cordes and Mr. Pearl were each elected to serve as director of the Fund for a three-year term.

(iii)	The ratification of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm for the fiscal year ending November 30, 2020.

The approval of this proposal required the affirmative vote of a majority of the votes cast by the holders of the Fund’s common stock and mandatory redeemable preferred stock outstanding as of the Record Date, voting together as a single class. For purposes of the vote on this proposal, abstentions and broker non-votes were not counted as votes cast and had no effect on the result of the vote.

On this matter, 42,546,018 shares were cast in favor, 279,958 shares were cast against, 561,642 shares abstained, and there were no broker non-votes.

As a result of the vote on this matter, the proposal was approved.

Directors and Corporate Officers

James C. Baker	Chairman of the Board of Directors, President and Chief Executive Officer

William H. Shea, Jr.	Lead Independent Director

William R. Cordes	Director

Anne K. Costin	Director

Michael J. Levitt	Director

Barry R. Pearl	Director

Albert L. Richey	Director

William L. Thacker	Director

Terry A. Hart	Chief Financial Officer, Treasurer and Assistant Secretary

Jarvis V. Hollingsworth	Secretary

Michael J. O’Neil	Chief Compliance Officer

J.C. Frey	Executive Vice President

Ron M. Logan, Jr.	Senior Vice President

Jody C. Meraz	Senior Vice President

A. Colby Parker	Vice President and Assistant Treasurer

Ellen B. Wilkirson	Vice President

Investment Adviser KA Fund Advisors, LLC 811 Main Street, 14th Floor Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 (888) 888-0317

Custodian JPMorgan Chase Bank, N.A. 383 Madison Avenue, Fourth Floor New York, NY 10179	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 601 S. Figueroa Street, Suite 900 Los Angeles, CA 90017

Legal Counsel Paul Hastings LLP 101 California Street, Forty-Eighth Floor San Francisco, CA 94111

Please visit us on the web at www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Please see the schedule of investments contained in the KMF Semi-Annual Report for the six months ended May 31, 2020 included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased(1)	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
December 1-31, 2019	28,754	$10.53	—	Not applicable
January 1-31, 2020	29,888	$10.08	—	Not applicable
February 1-29, 2020	35,158	$8.49	—	Not applicable
March 1-31, 2020	—	—	—	Not applicable
April 1-30, 2020	62,914	$4.65	—	Not applicable
May 1-31, 2020	—	—	—	Not applicable

Total	156,714	$7.62	—	—

(1)	Specified shares were purchased in the open market pursuant to the terms of the Registrant’s Automatic Dividend Reinvestment Plan, adopted November 18, 2010.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)), as of a date within 90 days of the filing date of this report and have concluded that the Registrant’s disclosure controls and procedures are effective, as of such date, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed–End Management Investment Companies.

None.

Item 13. Exhibits.

(a)(1) Not applicable to semi-annual reports.

(a)(2) Separate certifications of Principal Executive Officer and Principal Financial Officer of the Registrant pursuant to Section  302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b) Certification of Principal Executive Officer and Principal Financial Officer of the Registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

Date: July 29, 2020	By:	/s/ JAMES C. BAKER
James C. Baker
Chairman of the Board of Directors, President
and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Date: July 29, 2020	By:	/s/ JAMES C. BAKER
James C. Baker
Chairman of the Board of Directors, President
and Chief Executive Officer

Date: July 29, 2020	By:	/s/ TERRY A. HART
Terry A. Hart
Chief Financial Officer, Treasurer and Assistant Secretary

Exhibit Index

(a)(1) Not applicable to semi-annual reports.

(a)(2) Separate certifications of Principal Executive Officer and Principal Financial Officer of the Registrant pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b) Certification of Principal Executive Officer and Principal Financial Officer of the Registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.